                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                               Monsanto Company
           ---------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


           ---------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:


       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:



       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):


       ------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:



       ------------------------------------------------------------------------

   5)  Total fee paid:



    /X/ Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:



       ------------------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No.:



       ------------------------------------------------------------------------

   3)  Filing Party:



       ------------------------------------------------------------------------

   4)  Date Filed:



       ------------------------------------------------------------------------

********************************************************************************
* This proxy material is sent to you for your information as the holder of a   *
* Monsanto stock option or as a participant in the Monsanto Employee Stock     *
* Purchase Plan. You are not entitled, however, to vote any optioned shares or *
* shares under contract. If you were a record holder on February 26, 1996, as  *
* the result of your having exercised your option or completed your payment    *
* for shares under contract, you will receive a proxy card for those shares.   *
********************************************************************************



                             MONSANTO

                             ---------------------------------------------------

                             Monsanto Company
                             800 N. Lindbergh Boulevard
                             St. Louis, Missouri 63167
                             (314) 694-1000

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
APRIL 26, 1996

You are invited, as a stockholder of Monsanto Company, to be present or represented by proxy at the Annual Meeting of Stockholders to be held in K Building at the Company's World Headquarters, 800 North Lindbergh Boulevard, St. Louis County, Missouri, on Friday, April 26, 1996, at 1:30 p.m. for the following purposes:

    1. To elect twelve directors.

    2. To consider and act upon a proposal to amend the Company's
       Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 850,000,000 shares.

    3. To consider and act upon the proposed Monsanto Management
       Incentive Plan of 1996.

    4. To consider and act upon the proposed Monsanto Executive Stock Purchase Incentive Plan.

    5. To ratify the appointment of Deloitte & Touche LLP as principal independent auditors for the year 1996.

    6. To transact such other business as may properly come before the meeting.

Stockholders of the Company of record at the close of business on February 26, 1996, are entitled to vote at the Annual Meeting of Stockholders and all adjournments thereof. Since a majority of the outstanding shares of stock of the Company which are entitled to vote at the meeting must be represented to constitute a quorum, all stockholders are urged either to attend the meeting or to be represented by proxy.

If you do not expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.


                                             /s/ Karl R. Barnickol

                                             Assistant Secretary

St. Louis, Missouri

March 14, 1996

                   TABLE OF CONTENTS TO THE PROXY STATEMENT

                                                                                              PAGE NO.
                                                                                              --------
Election of Directors (Proxy Item No. 1)..................................................       2

    Stock Ownership of Management and Certain Beneficial Owners...........................       5

    Board Meetings and Committees; Compensation of Directors..............................       6

    Executive Compensation................................................................       9

Amendment of Certificate of Incorporation to Increase Authorized Shares of Common Stock
  (Proxy Item No. 2)......................................................................       17

Approval of Monsanto Management Incentive Plan of 1996 (Proxy Item
  No. 3)..................................................................................       20

Approval of Monsanto Executive Stock Purchase Incentive Plan (Proxy Item No. 4)...........       23

Ratification of Independent Auditors (Proxy Item No. 5)...................................       31

General Information.......................................................................       31

Appendix A--Monsanto Management Incentive Plan of 1996....................................      A-1

Appendix B--Monsanto Executive Stock Purchase Incentive Plan..............................      B-1

                                                MONSANTO COMPANY
                                                800 N. LINDBERGH BOULEVARD
                                                ST. LOUIS, MISSOURI 63167

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monsanto Company of proxies to be voted at the Annual Meeting of Stockholders on April 26, 1996, and at all adjournments thereof. Only stockholders of record at the close of business on February 26, 1996, will be eligible to vote at the meeting. Except for shares owned by the Company, each share of Common Stock, $2 par value, outstanding on such record date will be entitled to one vote. As of February 26, 1996, 117,729,343 shares of such Common Stock were outstanding and entitled to vote. This Proxy Statement and the accompanying form of proxy were first forwarded to stockholders on March 14, 1996.

Unless you indicate to the contrary, the persons named in the accompanying proxy will vote for

    (1) the election as directors of the nominees named below;

    (2) the proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 850,000,000 shares;

    (3) the proposed Monsanto Management Incentive Plan of 1996;

    (4) the proposed Monsanto Executive Stock Purchase Incentive Plan; and

    (5) the ratification of the appointment of Deloitte & Touche LLP as principal independent auditors for the year 1996.

A plurality of the shares present at the meeting in person or by proxy is required for the election of directors. A majority of the shares outstanding and eligible to vote at the Annual Meeting is required to approve the amendment to the Certificate of Incorporation. The affirmative vote of a majority of the shares present at the meeting in person or by proxy is required to approve the proposed Monsanto Management Incentive Plan of 1996 and the proposed Monsanto Executive Stock Purchase Incentive Plan and to ratify the appointment of auditors. Pursuant to the Company's By-Laws, abstentions and votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) have the same effect as votes cast against a particular proposal.

The proxy of a stockholder who is a participant in the Company's Dividend Reinvestment Plan will also serve as an instruction to vote the shares held for the account of the participant under this plan in the manner indicated on the proxy. If a stockholder's proxy is not received, the shares held in that account in the Dividend Reinvestment Plan will not be voted.

The Company's Savings and Investment Plan (SIP) and the Payroll Related Employee Stock Ownership Plan (PAYSOP) permit plan participants to direct the plan trustees how to vote the Common Stock of the Company allocated to their accounts. Under the terms of the SIP trust agreement, the trustee will vote unallocated and uninstructed shares in proportion to the shares with respect to which instructions have been received. As to shares held in PAYSOP, the trustee will not vote those shares of Common Stock for which participant voting instructions have not been received.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

Twelve persons have been nominated to serve on the Board of Directors, each to hold office until the next Annual Meeting or until a successor is elected and has qualified or until his or her earlier death, resignation or removal. All nominees are now directors of the Company and were elected by the stockholders at the last Annual Meeting. Mr. Richard J. Mahoney, who served as Chairman, President and Chief Executive Officer of the Company until his retirement in March 1995 and as a director for more than 17 years, will not be standing for reelection. In addition, Mr. Buck Mickel, who has served as a director of the Company for 20 years and who has reached his 70th birthday, will not be standing for reelection in accordance with the directors' tenure policy of the Company.

                                 ROBERT B. SHAPIRO                           PRINCIPAL OCCUPATION: CHAIRMAN, PRESIDENT, AND
                                                                              CHIEF EXECUTIVE OFFICER, MONSANTO COMPANY
                                                                             FIRST BECAME DIRECTOR: 1993
[PHOTO]                                                                      AGE: 57

                                 Chairman, President and Chief Executive
                                 Officer, Monsanto Company since 1995;
                                 President and Chief Operating Officer,
                                 Monsanto Company, 1993-95; Executive Vice
                                 President and Advisory Director, Monsanto
                                 Company, and President, The Agricultural
                                 Group of Monsanto Company, 1990-93.
                                 Director: Citicorp; Silicon Graphics, Inc.;
                                 Barnes-Jewish Hospital. Trustee: Washington
                                 University. Member: The Business Council;
                                 The Business Roundtable.

                                 JOAN T. BOK                                 PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD,
                                                                              NEW ENGLAND ELECTRIC SYSTEM
                                                                             FIRST BECAME DIRECTOR: 1987
[PHOTO]                                                                      AGE: 66

                                 Chairman of the Board, New England Electric
                                 System since 1984. Director: Avery Dennison
                                 Corporation; John Hancock Mutual Life
                                 Insurance Company; New England Electric
                                 System and its subsidiaries Massachusetts
                                 Electric Company, The Narragansett Electric
                                 Company, and New England Power Company.

                                 ROBERT M. HEYSSEL                           PRINCIPAL OCCUPATION: CONSULTANT; PRESIDENT
                                                                              EMERITUS, THE JOHNS HOPKINS HEALTH SYSTEM
                                                                             FIRST BECAME DIRECTOR: 1988
[PHOTO]                                                                      AGE: 67

                                 Consultant; President Emeritus, The Johns
                                 Hopkins Health System since 1992;
                                 President and Chief Executive Officer, The
                                 Johns Hopkins Health System and The Johns
                                 Hopkins Hospital, 1972-92. Professor, The
                                 Johns Hopkins Schools of Medicine and
                                 Public Health since 1971 and 1972,
                                 respectively. Director: Signet Banking
                                 Corporation.

                                 GWENDOLYN S. KING                           PRINCIPAL OCCUPATION: SENIOR VICE
                                                                              PRESIDENT, CORPORATE AND PUBLIC AFFAIRS, PECO
                                                                              ENERGY COMPANY
[PHOTO]                                                                      FIRST BECAME DIRECTOR: 1993
                                                                             AGE: 55

                                 Senior Vice President, Corporate and Public
                                 Affairs, PECO Energy Company (formerly
                                 Philadelphia Electric Company) since 1992.
                                 Commissioner, Social Security
                                 Administration, 1989-92. Director: Adwin
                                 Equipment Co., Adwin Realty Co.; Eastern
                                 Pennsylvania Development Corp.; Lockheed
                                 Martin Corp.

                                       2

                                 PHILIP LEDER                                PRINCIPAL OCCUPATION: CHAIRMAN, DEPARTMENT OF
                                                                              GENETICS, HARVARD MEDICAL SCHOOL, AND SENIOR
                                                                              INVESTIGATOR, HOWARD HUGHES MEDICAL INSTITUTE
[PHOTO]                                                                      FIRST BECAME DIRECTOR: 1990
                                                                             AGE: 61

                                 Chairman, Department of Genetics, Harvard
                                 Medical School since 1980; John Emory
                                 Andrus Professor of Genetics since 1980.
                                 Senior Investigator, Howard Hughes Medical
                                 Institute since 1986. Director: Genome
                                 Therapeutics Corporation. Trustee: The
                                 General Hospital Corporation;
                                 Massachusetts General Hospital; The Charles
                                 A. Revson Foundation; The Rockefeller
                                 University.

                                 HOWARD M. LOVE                              PRINCIPAL OCCUPATION: RETIRED CHIEF EXECUTIVE
                                                                              OFFICER, NATIONAL INTERGROUP, INC.
                                                                             FIRST BECAME DIRECTOR: 1977
[PHOTO]                                                                      AGE: 65

                                 Chief Executive Officer, National
                                 Intergroup, Inc., 1981-91; Honorary
                                 Chairman, National Steel Corporation,
                                 formerly a subsidiary of National
                                 Intergroup, Inc., since 1990; Chairman and
                                 Chief Executive Officer, 1984-90. Director:
                                 AEA Investors; COMSAT Corp. Member: The
                                 Business Council.

                                 FRANK A. METZ, JR.                          PRINCIPAL OCCUPATION: RETIRED SENIOR VICE
                                                                              PRESIDENT, FINANCE AND PLANNING, AND CHIEF
                                                                              FINANCIAL OFFICER, INTERNATIONAL BUSINESS
[PHOTO]                                                                       MACHINES CORPORATION
                                                                             FIRST BECAME DIRECTOR: 1990
                                                                             AGE: 62

                                 Senior Vice President, Finance and
                                 Planning, and Chief Financial Officer,
                                 International Business Machines
                                 Corporation, 1986-93; Director, 1991-93.
                                 Director: Allegheny Power System, Inc.;
                                 Norrell Corporation. Trustee and Chairman:
                                 St. Luke's Roosevelt Hospital.

                                 JACOBUS F. M. PETERS                        PRINCIPAL OCCUPATION: RETIRED CHAIRMAN OF THE
                                                                              EXECUTIVE BOARD AND CHIEF EXECUTIVE OFFICER,
                                                                              AEGON N.V.
[PHOTO]                                                                      FIRST BECAME DIRECTOR: 1993
                                                                             AGE: 64

                                 Chairman of the Executive Board and
                                 Chief Executive Officer, AEGON N.V.,
                                 1984-93. Director: Kleinwort Endowment
                                 Policy Trust Plc. Member of Supervisory
                                 Board: AEGON N.V.; Amsterdam Company for
                                 Town Restoration Ltd.; DAF Trucks N.V.;
                                 IBM International Centre for Asset
                                 Management N.V.; Koninklijke Pakhoed
                                 Holding N.V.; Randstad Holding N.V.;
                                 SAMAS Group N.V.; United Flower Auctions
                                 Aalsmeer.

                                       3

                                 NICHOLAS L. REDING                          PRINCIPAL OCCUPATION: VICE CHAIRMAN OF THE
                                                                              BOARD, MONSANTO COMPANY
                                                                              FIRST BECAME DIRECTOR: 1993
[PHOTO]                                                                      AGE: 61

                                 Vice Chairman of the Board, Monsanto
                                 Company since 1993; Advisory Director,
                                 1986-92; Executive Vice President,
                                 Environment, Safety, Health and
                                 Manufacturing, 1990-93. Director: CPI
                                 Corp.; Meredith Corporation; Multifoods
                                 Corporation; The Keystone Center.

                                 JOHN S. REED                                PRINCIPAL OCCUPATION: CHAIRMAN, CITICORP AND
                                                                              CITIBANK, N.A.
                                                                              FIRST BECAME DIRECTOR: 1985
[PHOTO]                                                                      AGE: 57

                                 Chairman and Chief Executive Officer,
                                 Citicorp and Citibank, N.A. since 1984.
                                 Director: Citicorp; Citibank, N.A.; Philip
                                 Morris Companies, Inc. Trustee: Rand
                                 Corporation. Member: The Business Council;
                                 The Business Roundtable.

                                 WILLIAM D. RUCKELSHAUS                      PRINCIPAL OCCUPATION: CHAIRMAN,
                                                                              BROWNING-FERRIS INDUSTRIES, INC.
                                                                              FIRST BECAME DIRECTOR: 1985
[PHOTO]                                                                      AGE: 63

                                 Chairman, Browning-Ferris Industries, Inc., since 1995; Chairman and Chief Executive
                                 Officer, Browning-Ferris Industries, Inc.,
                                 1988-95. Of Counsel, Perkins Coie since
                                 1985. Administrator, Environmental
                                 Protection Agency, 1983-85. Director:
                                 Browning-Ferris Industries, Inc.; Cummins
                                 Engine Co., Inc.; Nordstrom, Inc.;
                                 Weyerhaeuser Company.

                                 JOHN B. SLAUGHTER                           PRINCIPAL OCCUPATION: PRESIDENT, OCCIDENTAL
                                                                              COLLEGE
                                                                             FIRST BECAME DIRECTOR: 1983
[PHOTO]                                                                      AGE: 61

                                 President, Occidental College since 1988.
                                 Director, National Science Foundation,
                                 1980-82. Director: Atlantic Richfield
                                 Company; Avery Dennison Corporation;
                                 International Business Machines
                                 Corporation; Northrop Grumman Corp. Member:
                                 American Academy of Arts and Sciences;
                                 National Academy of Engineering. Fellow:
                                 American Association for the Advancement of Science; Institute of Electrical and
                                 Electronic Engineers.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Information is set forth below regarding beneficial ownership of Common Stock of the Company by (i) each person who is a director or nominee; (ii) each executive officer named in the Summary Compensation Table on page 13; and (iii) all directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. All information is as of December 31, 1995.

                                                        Shares of                 Shares Underlying
                                                       Common Stock              Options Exercisable
                                                      Owned Directly                  Within 60
      Name                                        or Indirectly <Fa><Fb>              Days <Fc>              Total
      ----                                        ----------------------         -------------------         -----
Joan T. Bok                                                 2,491                           --                  2,491
Richard W. Duesenberg                                      38,687<Fd>                  246,800                285,487
Robert M. Heyssel                                           2,760<Fe>                       --                  2,760
Gwendolyn S. King                                             891                           --                    891
Philip Leder                                                1,739                           --                  1,739
Howard M. Love                                              3,957<Ff>                       --                  3,957
Richard J. Mahoney                                        179,178                      736,000                915,178
Frank A. Metz, Jr.                                          1,991                           --                  1,991
Buck Mickel                                                20,130                           --                 20,130
Jacobus F. M. Peters                                          941                           --                    941
Robert G. Potter                                           37,489<Fg>                  189,478                226,967
Nicholas L. Reding                                         44,876<Fh>                  292,400                337,276
John S. Reed                                                7,261                           --                  7,261
William D. Ruckelshaus                                      2,922<Fi>                       --                  2,922
Robert B. Shapiro                                          52,097                      368,267                420,364
John B. Slaughter                                           1,926<Fj>                       --                  1,926
Hendrik A. Verfaillie                                      18,302<Fk>                  135,178                153,480

25 directors and executive                                475,421<Fl>                2,513,280              2,988,701
  officers as a group

<Fa>   Includes shares held under incentive and benefit plans: Mr. Duesenberg, 6,808; Mr. Mahoney,
       9,770; Mr. Potter, 6,324; Mr. Reding, 7,621; Mr. Shapiro, 38,146; Mr. Verfaillie, 15,378; and
       directors and executive officers as a group, 105,564. With respect to shares held under incentive and benefit plans, employee directors and officers have sole voting power and no current investment power.

<Fb>   Includes the following shares received on varying dates as a portion of the non-employee director annual retainer and restricted against sale as described on page 8: Mrs. Bok, 767 shares; Dr. Heyssel, 911 shares; Mrs. King, 845 shares; Dr. Leder, 649 shares; Mr. Love, 693 shares; Mr. Mahoney, 627 shares; Mr. Metz, 649 shares; Mr. Mickel, 425 shares; Mr. Peters, 941 shares; Mr. Reed, 668 shares; Mr. Ruckelshaus, 668 shares; and Dr. Slaughter, 693 shares. With respect to such shares, non-employee directors have sole voting power and no current investment power.

<Fc>   The Securities and Exchange Commission deems a person to have beneficial ownership of all shares which that person has the right to acquire within 60 days. The shares indicated
       represent stock options granted under incentive plans. The shares under option cannot be voted.

<Fd>   Includes 5,941 shares owned by Mrs. Duesenberg.

<Fe>   Includes 300 shares owned by Dr. Heyssel's wife.

<Ff>   Includes 1,200 shares held in trusts in which Mr. Love has an income interest as to which he expressly disclaims beneficial ownership.

<Fg>   Includes 3,000 shares owned by Mr. Potter's wife as to which he expressly disclaims beneficial ownership and 99 shares owned jointly by Mr. Potter and his wife.

                                       5

<Fh>   Includes 26 shares owned by Mr. Reding's son.

<Fi>   Includes 200 shares owned jointly by Mr. Ruckelshaus and his wife.

<Fj>   Includes 133 shares owned by Dr. Slaughter's wife as to which he expressly disclaims beneficial ownership.

<Fk>   Includes 2,924 shares owned jointly by Mr. Verfaillie and his wife.

<Fl>   Includes 5,343 shares as to which certain executive officers not named above have shared voting and investment power; and 205 shares under contract pursuant to the Company's Employee
       Stock Purchase Plan.

The percentage of shares of outstanding Common Stock, including options exercisable within 60 days of December 31, 1995, beneficially owned by all directors and executive officers as a group is 2.62%. The percentage of such shares beneficially owned by any director or nominee does not exceed 1%.

During 1995, three Form 4's to report two sales by Mr. Reding's daughter, and two sales by his son, of a total of 225 shares of Common Stock of the Company were inadvertently not filed with the Securities and Exchange Commission. In addition, five Form 4's to report one open market purchase of 50 shares of Common Stock of the Company and purchases of 4 additional shares through a brokerage house's dividend reinvestment plan, all by Dr. Slaughter's wife in 1994 and 1995, were inadvertently not filed. These transactions have all now been reported on Form 5's filed in February 1996.

                          --------------------------

The following table sets forth certain information regarding the only known beneficial owner of more than 5% of the Company's Common Stock.

    Name and Address                    Amount and Nature           Percent
  of Beneficial Owner                of Beneficial Ownership       of Class
  -------------------                -----------------------       --------
Oppenheimer Group, Inc.                   6,569,590<Fa>             5.70%
Oppenheimer Tower
World Financial Center
New York, New York 10281

<Fa>   Based on a Schedule 13G filed with the Securities and Exchange Commission by Oppenheimer
       Group, Inc., on behalf of itself and related companies and certain investment advisory clients; power to vote and dispose of all 6,569,590 shares, including 6,534,938 shares (5.67%)
       held by Oppenheimer Capital, is shared. Oppenheimer Group, Inc. and the related companies and investment advisory clients disclaim beneficial ownership and shared voting and dispositive power with respect to all 6,569,590 shares.

BOARD MEETINGS AND COMMITTEES; COMPENSATION OF DIRECTORS

The Board of Directors met eight times during 1995. To assist the Board in carrying out its duties, the Board has established an Executive Committee and six functional committees with responsibilities in specific areas of Board activity. All nominees attended 75% or more of the aggregate meetings of the Board and of the Board Committees on which they served in 1995 except that, due to unavoidable circumstances, Mr. Reed attended one meeting less than 75% of such meetings. A description of each Committee and its current membership follows.

AUDIT COMMITTEE

    Members: Mr. Mickel, Chairman; Mmes. Bok and King, Dr. Heyssel, Mr.
             Ruckelshaus, and Dr. Slaughter

The Audit Committee is composed of non-employee directors and met four times in 1995. The Committee reviews and monitors the Company's internal accounting controls, financial reports, accounting practices, and the scope and effectiveness of the audits performed by the independent auditors and internal auditors. The Committee also recommends to the full Board the appointment of the Company's principal independent auditors and approves in advance all significant audit and non-audit services provided by such auditors. The Committee discusses audit and financial reporting matters with representatives of the Company's financial management, its internal auditors, and its principal independent auditors. The internal auditors and the principal independent auditors meet with the Committee, with and without management representatives present, to discuss the results of their examinations, the adequacy of the Company's internal accounting controls, and the quality of the Company's financial reporting. The Committee encourages the internal auditors and the principal independent auditors to communicate directly with the Committee.

CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

    Members: Mrs. Bok, Chairman; Mrs. King, Mr. Ruckelshaus, and Dr. Slaughter

The Corporate Social Responsibility Committee met five times in 1995. The Committee reviews and monitors the Company's performance as it affects employees, communities, customers, and the environment and recommends Company policies for consideration when appropriate. The Committee also identifies and investigates emerging issues.

EXECUTIVE COMMITTEE

    Members: Mr. Mahoney, Chairman; Dr. Leder, Mr. Shapiro, and Dr. Slaughter

The Executive Committee has the powers of the Board in directing the management of the business and affairs of the Company in the intervals between meetings of the Board (except for certain matters reserved for the Board). The matters acted upon by the Executive Committee are typically of a routine nature; thus, the Committee meets infrequently. During 1995 all actions were taken by unanimous written consent after the Committee's review of proposals circulated to the members. Actions of the Committee are reported at the Board's next regular meeting.

EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

    Members: Mr. Love, Chairman; Dr. Heyssel, Messrs. Metz and Mickel

The Executive Compensation and Development Committee is composed of non-employee directors and met six times in 1995. The Committee recommends to the Board the establishment and modification of the Company's management incentive plans. The Committee also administers and interprets the Company's management incentive plans and approves the establishment, modification, and termination of other executive compensation plans and agreements. The Committee has delegated authority to a compensation committee composed of senior management to make grants and awards under the incentive plans and to approve and administer other compensation plans for all employees except executive officers. The Committee also reviews plans for executive succession and determines the salaries of all executive officers of the Company.

FINANCE COMMITTEE

    Members: Mr. Reed, Chairman; Messrs. Love, Mahoney, Metz, and Peters

The Finance Committee met three times in 1995. The Committee reviews and monitors the Company's financial planning and structure to insure compatibility with the Company's requirements for growth and sound operation. The Committee provides advice regarding the worldwide financing programs of the Company and reviews specific financing plans as requested by management. The Committee makes recommendations to the Board of Directors concerning the increase or retirement of debt, issuance and repurchase of capital stock, foreign currency management, dividend policy, and commercial and investment banking relationships.

NOMINATING COMMITTEE

    Members: Mr. Mickel, Chairman; Dr. Heyssel, Messrs. Love and Metz

The Nominating Committee is composed of non-employee directors and met once in 1995. At its meeting in January 1996, it approved the slate of director nominees in this Proxy Statement for submission to the Board. In addition, the Committee considers candidates for the Board in case of retirements or other vacancies. The Committee also develops internal criteria for the selection of non-employee directors and criteria by which an evaluation of all directors is made. In performing its responsibilities, the Committee consults with the Chairman of the Board. This Committee will consider stockholder nominations, which should be submitted in writing by year-end to the Company's Secretary.

PENSION AND SAVINGS FUNDS COMMITTEE

    Members: Dr. Heyssel, Chairman; Dr. Leder, Messrs. Peters and Shapiro

The Pension and Savings Funds Committee met three times in 1995. The Committee's specific responsibilities include approving the actuarial assumptions and annual contributions for certain pension and benefit plans (Plans), selecting trustees and investment managers for the Plans, and establishing policies for the approval of related pension trust agreements and other funding instruments. Although the professional trustees and investment managers have primary investment responsibility with respect to these funds, the Committee monitors the investment performance of the Plans and the investment managers.

DIRECTORS' FEES AND OTHER ARRANGEMENTS

Employee directors receive neither retainers nor fees for attendance at Board or Board Committee meetings. Non-employee directors receive an annual retainer of $30,000 plus $1,300 per Board meeting attended. In addition, non-employee chairmen of the Executive and the Nominating Committees receive $4,000 per year, and non-employee chairmen of all other Board Committees receive $5,000 per year. Each other non-employee director serving as a member of Board Committees receives $3,000 per year for each Board Committee on which such director serves. Committee members, including chairmen, receive a fee of $1,300 per meeting attended, except that this fee is paid for attendance at only one Committee meeting on the day of a Board meeting. Each non-employee director receives $20,000 of the annual retainer in cash and the $10,000 balance in Common Stock of the Company. The shares representing the Common Stock portion of the annual retainer for a five-year period are transferred to each director at the beginning of the period. These shares are, however, subject to forfeiture to the Company unless ``earned out'' by the director through continued service on the Company's Board during the five years. Thus, the forfeiture condition is removed on one-fifth of the shares on the respective dates of the five Annual Meetings following transfer of the shares if the director is still serving on the Company's Board. Although the directors have voting and dividend rights, none of the shares may be sold prior to the date of the fifth such Annual Meeting so long as the director continues serving on the Company's Board. Appropriate adjustments are made for directors whose retirement will occur in less than five years.

In 1993, the Board adopted a guideline which provides that non-employee directors should own Common Stock of the Company having a value of three times the Board annual retainer by the fifth anniversary of their election to the Board.

Non-employee directors do not participate in any of the Company's incentive, stock option, pension, or benefit plans. The normal retirement date for non-employee directors is the Annual Meeting following their 70th birthday. Non-employee directors who retire with five or more years of service receive an annual retirement benefit for life paid in cash and equal to the annual retainer at the time of retirement. If the director dies within fifteen years after retirement, a designated beneficiary will be entitled to receive the annual benefit for the remainder of the fifteen-year period. Reduced benefits will be paid to a director who ceases for any reason to be a director with fewer than five years of service and to a director who commences receiving benefits prior to normal retirement. The Company purchases Company-owned life insurance contracts on the lives of the non-employee directors. Thus, the cost of this retirement benefit program, including a factor for use of money, should be substantially recoverable through the proceeds of such insurance, depending on realization of the assumptions as to mortality experience, policy dividends, and other factors.

The Company has established a Directors' Charitable Contribution Program for all non-employee directors of the Company which will be funded through life insurance policies which have been purchased on each of the directors. Upon the death of a director with five or more years of service, the Company will contribute a total of $1,000,000 to one or more qualifying charitable institutions recommended by the director. A reduced contribution will be made upon the death of a director with fewer years of service. Directors derive no direct financial benefit from this program since all charitable deductions accrue to the Company.

The Company has a consulting agreement with Dr. Philip Leder, a director of the Company, who provides consulting services and the benefit of his considerable professional skills, knowledge, experience, and judgment in areas of interest to the Company, particularly in the field of biological sciences. In 1995 Dr. Leder received $122,000 under this contract.

EXECUTIVE COMPENSATION

STOCK PRICE PERFORMANCE GRAPH

The graph below compares cumulative total stockholder return (assuming reinvestment of dividends) with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Chemical Index, both of which include the Company.

                         TOTAL RETURN TO STOCKHOLDERS
                                   [GRAPH]
    Measurement Period        Monsanto Company     S&P 500     S&P Chemical Index
    ------------------        ----------------     -------     ------------------
  (Fiscal Year Covered)
  ---------------------
Measurement Pt - 12/31/90          $100.0          $100.0            $100.0
FYE 12/31/91                        144.0           130.3             130.4
FYE 12/31/92                        126.8           140.3             142.9
FYE 12/31/93                        167.7           154.3             159.9
FYE 12/31/94                        166.3           156.4             185.2
FYE 12/31/95                        297.6           215.0             242.3

REPORT OF THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

Policies and Objectives

The Executive Compensation and Development Committee of the Board of Directors sets pay for executive officers, administers the Company's incentive plans, and makes awards to executive officers under these incentive plans (as explained at page 7 above). The purpose of these plans and the objectives of the Committee are to:

* focus management on business performance that creates stockholder value;

* recognize the contribution of each business unit to stockholder value;

* build an ownership mentality throughout the Company;

* encourage innovative approaches to the business;

* reward for results rather than on the basis of seniority, tenure, or other entitlement;

* continue the emphasis on variable incentive compensation versus fixed or base pay, particularly for senior executives; and

* create an environment that encourages taking higher risks with an opportunity for higher reward.

In order to further these objectives, the compensation programs for all Monsanto executives include three components: (1) base pay, (2) an annual incentive program, and (3) a long-term incentive program. During 1995, base salaries for the current executives named in the Summary Compensation Table on page 13 and other senior executives were set at about the 75th percentile of competitive companies to reflect an increase in the Company's performance expectations for both current and new managers. Salaries have now been frozen by the Committee for a three to four year period, except to recognize increased responsibility or major changes in competitive pay levels. Annual bonuses for 1996 will be targeted at about the 75th percentile, consistent with the aggressive business goals which have been set for the Company. Target long-term incentive compensation will continue to be at about the 75th percentile. Levels of compensation at competitive companies are derived from compensation surveys provided by independent consultants covering several hundred chemical, pharmaceutical, food, and other manufacturing companies (adjusted for company size differentials).

Current Incentive Programs

Annual Incentive Program. The annual incentive program adopted for the years 1994-1996 provides for cash awards to be determined shortly after the year being measured. The awards, if any, can vary significantly from year to year depending upon achievement of goals set at the beginning of the year for the corporation (for corporate executives) and for the respective business units (for unit executives), the individual's level of responsibility, and the individual's personal performance.

For corporate executives, including the Chief Executive Officer, the principal goal is set in terms of net income, with its critical importance to cash flow and return on equity. A target award is set based on the net income goal; the actual award is increased or decreased based on actual net income, subject to discretionary adjustment for non-recurring events. The Committee may also increase or decrease the award at its discretion based on downward or upward deviations from a secondary goal set in terms of year-end capital employed, consisting of stockholders' equity and debt. The Committee may also adjust the award in its discretion based on four factors which do not have pre-set numerical scales: performance compared to competitors (measured by such criteria as total stockholder return, earnings per share, and return on equity), the impact of the general economy, the balance achieved between long- and short-term objectives, and the motivational impact of the award. A comparable procedure based on unit net income and allocated capital employed is used for awards to business unit executives.

The major portion of the annual awards for 1994 and 1995 was paid in cash shortly after the year being measured, but, to encourage sustained performance, a percentage of the awards was withheld (15% for 1994 and 30% for 1995) and, in accordance with the plan design, was subject to adjustment upward or downward by pre-established percentages depending on sustained performance during the 1994-1996 period. Because performance was substantially above the goals for 1994 and 1995, amounts withheld for those years have been adjusted upward, and together with 30% of the award for 1996, could be further adjusted upward if 1996 performance meets goals. Total amounts withheld are scheduled to be paid, as adjusted, no later than March 1997.

For each year of the 1994-1996 cycle in which the Company achieves 20% or better return on equity, funding for annual incentive awards will be increased by an amount equal to 40% of the target awards described above. Awards attributable to this additional funding will generally be payable as part of the annual incentive program, but no portion will be withheld.

Long-term Compensation. For the Chief Executive Officer and the other corporate executives, long-term compensation consists of non-qualified stock options granted for a designated three-year cycle. Options on additional shares may be granted to reflect increased responsibility or a shift from business unit to corporate responsibilities. Business unit executives normally receive stock options annually. The current practice is to link all of these options to a specific performance goal. Options granted in 1994 (along with an accelerated grant of options in 1993) and 1995 were linked to the Company's 20% return on equity goal. Because the Company achieved its 20% return on equity goal for both 1994 and 1995, these options became exercisable in February 1995 and 1996. Options granted to business unit executives for 1996 will become exercisable on the ninth anniversary of the grant date or earlier if Monsanto achieves a designated performance goal. The goal for 1996 will continue to be 20% return on equity.

Business unit executives also participate in cash-based long-term incentive programs focused on sustained performance against targets for their units over a multi-year cycle. For all of the business units except Searle, performance is measured primarily by the net income and capital employed of the unit, but also based on the other criteria used by the Committee in determining annual incentive awards. The Searle long-term plan uses annual grants of options on ``phantom'' shares of Searle which are valued annually.

The Committee also makes infrequent grants of restricted stock to individual executives to motivate achievement of particular business objectives or to hire or retain those individuals. None were made to the named executives in 1995.

1995 Compensation

Mr. Shapiro's salary was increased by the Committee in April 1995 to reflect his becoming the Company's Chairman and Chief Executive Officer. His salary was increased to $800,000 in November 1995 to position his base pay relative to competitive levels consistent with the objectives discussed above. In addition, this increase recognizes the Company's progress under his leadership in restructuring its businesses and reducing costs and the increase in the share price of the Company's common stock. As explained above, the salaries of Mr. Shapiro and the other current named executives have now been frozen for three to four years except to recognize increased responsibility or major changes in competitive pay levels.

The Committee approved an annual incentive award of $1,235,600 for Mr. Shapiro for 1995. This award includes $205,600 in recognition of the Company's achievement of its 20% return on equity goal which, as noted above, increased funding for annual awards. In accordance with the annual incentive program designed to encourage sustained performance, the Committee withheld from his total award $309,000 to be paid in 1997, subject to the adjustments described above. Mr. Shapiro's annual incentive award is higher than the target award for 1995 because the Company's 1995 net income was substantially in excess of the net income goal set by the Committee. This goal was set at a level which required a substantial improvement in the Company's performance, coming after achievement of an outstanding prior year. Thus this award reflects achievement of increasingly difficult goals over both years. Many of the Company's business units also substantially exceeded their net income and capital employed goals for 1995. In making the award, the Committee also considered capital improvement, performance against competitors, and the fact that net income and earnings per share were the highest in the Company's history.

The Committee awarded Mr. Mahoney, who retired as Chairman and Chief Executive Officer March 31, 1995, an annual incentive award of $428,300, which includes $71,300 to recognize that the Company achieved for a second consecutive year the 20% return on equity goal. This award also recognizes his contribution to the success of the Company and its individual units as discussed above.

The awards to the other named corporate executives were also above target, based on this strong net income performance as well as achievement of the 20% return on equity goal.

All grants of options in 1995 were consistent with a schedule based on job responsibilities. The Committee had previously approved this schedule after considering data from competitive companies and its policy of targeting long-term incentive compensation at the 75th percentile of competitive companies. The Committee's grant of options to Mr. Shapiro recognized his becoming Chairman and Chief Executive Officer, while the grants to Messrs. Potter and Verfaillie reflected their moves to corporate positions.

Deductibility of Compensation

The Committee is complying with the requirements of Section 162(m) of the Internal Revenue Code with respect to options and annual and long-term incentive programs, as well as the limits approved by the Company's stockholders at the 1994 Annual Meeting, in order to avoid losing the deduction for compensation in excess of $1,000,000 paid to one or more of the executive officers named in the Summary Compensation Table.

Management Stock Ownership Requirements

The Committee and management also believe that an important adjunct to an incentive program is significant stock ownership by the senior executives. Accordingly, the Committee has implemented stock ownership requirements for approximately 30 executives as of January 1, 1996. Stock ownership levels to be achieved within three years are four times salary for the Company's top management group (currently seven, including the Chief Executive Officer) and two-and-one-half times salary for the other senior executives. Unexercised stock options and shares received under Company benefit plans or as restricted shares (other than by newly hired executives) are not counted in satisfying these requirements. The Board has adopted a stock ownership guideline for non-employee members of the Board of Directors which is described on page 8.

New Incentive Plans

The Committee is recommending approval by the stockholders of two new incentive plans which, along with the Committee's strategy for implementation, are described on pages 20-30. Grants to senior executives under these plans further the Company's progression away from conventional stock options to new designs for options and other stock-based incentive compensation which are more closely aligned with the interests of stockholders.

EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

Howard M. Love, Chairman
Robert M. Heyssel
Frank A. Metz, Jr.
Buck Mickel

SUMMARY COMPENSATION TABLE
                                                                                       Long Term Compensation
                                                                               -------------------------------------
                              Annual Compensation                                        Awards             Payouts
-------------------------------------------------------------------------------------------------------------------------------
             (a)                   (b)      (c)            (d)          (e)         (f)          (g)          (h)        (i)
                                                                       Other                  Securities
                                                                      Annual     Restricted     Under-                All Other
           Name and                                                   Compen-      Stock        lying        LTIP      Compen-
          Principal                                                   sation       Awards      Options      Payouts    sation
           Position               Year   Salary ($)   Bonus ($)<F1>   ($)<F2>     ($)<F3>      (#)<F4>      ($)<F4>    ($)<F5>
          ---------               ----   ----------   -------------   -------    ----------   ----------    -------   ---------
R. B. Shapiro                     1995     685,417      1,235,600       -0-         -0-          52,500       -0-        50,627
Chairman and CEO                  1994     567,500        893,905       -0-         -0-         123,333     560,000      42,956
and Director                      1993     536,667        750,000       -0-       2,621,900     123,334       -0-        44,514

R. J. Mahoney                     1995     237,500        428,300       -0-          50,043      -0-          -0-       221,994<F6>
Chairman                          1994     933,333      1,470,000       -0-         -0-         275,000       -0-       103,887
and CEO (through                  1993     900,000      1,188,000       -0-         -0-          -0-          -0-       119,629
March 31, 1995) and
Director

R. W. Duesenberg                  1995     410,000        600,500       -0-         -0-          -0-          -0-       174,940<F7>
Senior Vice President,            1994     396,667        510,200       -0-         -0-          53,333       -0-        44,395
Secretary and General             1993     379,583        425,000       -0-         -0-          26,667       -0-        58,559
Counsel (through
December 31, 1995)

R. G. Potter                      1995     470,834        807,926       -0-         -0-          70,278       -0-        51,240
Executive Vice                    1994     456,667        645,720       -0-         -0-          -0-        785,000      52,778
President                         1993     440,833        550,000       -0-         -0-          43,200       -0-        52,943

N. L. Reding                      1995     515,000        869,200       -0-         -0-          -0-          -0-        60,742
Vice Chairman of                  1994     504,583        741,825       -0-         -0-          93,333       -0-        56,421
the Board and                     1993     485,833        600,000       -0-         -0-          56,667       -0-        63,287
Director

H. A. Verfaillie                  1995     393,333        715,200       -0-         -0-          70,278       -0-        42,461
Executive                         1994     320,000        459,650       -0-         -0-          -0-        500,000      39,295
Vice President                    1993     246,667        315,000       -0-         786,570      35,400       -0-        26,502

<F1> As described on page 11, 30% of the 1995 bonus amounts shown above
     (excluding the portion attributable to achievement of 20% ROE) for each of the named executives other than Mr. Mahoney and Mr. Duesenberg has been withheld and will be paid, together with the adjustments described in the Long-Term Incentive Plans Table on page 15, in March 1997, if approved by the Executive Compensation and Development Committee (ECDC). Because of the retirement of Mr. Mahoney and Mr. Duesenberg, this portion of their bonuses was not withheld but was adjusted as described in the Table.

<F2> Applicable regulations set reporting levels for certain non-cash compensation.

<F3> The values shown are as of the grant date. Dividends are paid or accrued on restricted stock awards at the same rate as paid to all stockholders.

    * Mr. Shapiro held 37,500 restricted shares having a value on December 31, 1995, of $4,558,613. These were the remaining restricted shares from an award of 50,000 shares received on January 22, 1993, when the award had a value of $2,621,900. In each of February 1995 and February 1996, 12,500 shares and the related dividends vested because the Company achieved its 20% ROE goal for 1994 and 1995, respectively. An additional 12,500 of the restricted shares vest each year through 1997 in which the Company consecutively achieves its 20% ROE goal. Failure to achieve 20% ROE in any given year results in forfeiture of 12,500 shares then and of 6,500 shares in the subsequent year in which 20% ROE is achieved. Any shares that fail to vest within five years from the date of the grant are forfeited along with any related dividends.

    * Mr. Mahoney held 627 restricted shares having a value on December 31, 1995, of $76,220. These shares were received as the stock portion of his annual retainer as a non-employee director, as explained on page 8, on April 1, 1995, when the shares had a value of $50,043. Three-fifths of these shares will be forfeited on April 26, 1996, upon Mr. Mahoney's retirement as a director.

                                      13


    * Mr. Verfaillie held 12,500 restricted shares having a value on December 31, 1995, of $1,519,538. These were the remaining restricted shares from an award of 15,000 shares received on January 22, 1993, when the award had a value of $786,570. In February 1995, 2,500 shares and the related dividends vested because the return on capital goal for his business unit was achieved for 1994. In February 1996, 6,250 shares and the related dividends vested because the Company achieved its 20% ROE goal for 1995. The remaining 6,250 restricted shares will vest if the Company achieves its 20% ROE goal for 1996. If the Company does not achieve this goal in 1996, these shares will be forfeited along with any related dividends.

    * On December 31, 1995, no restricted shares were held by Mr. Duesenberg, Mr. Potter, or Mr. Reding.

<F4> These columns reflect grants and payouts made under various option programs and long-term incentive plans (LTIPs), respectively. No LTIP payments were made in 1995.

<F5> Amounts shown for 1995 include contributions to thrift/savings plans as follows: Mr. Shapiro, $28,788; Mr. Mahoney, $9,975; Mr. Duesenberg, $17,220; Mr. Potter, $19,775; Mr. Reding, $21,630; and Mr. Verfaillie, $16,520; split dollar life insurance premiums paid as follows: Mr. Shapiro, $21,839; Mr. Mahoney, $71,598; Mr. Duesenberg, $42,853; Mr. Potter, $31,465; Mr. Reding, $39,112; and Mr. Verfaillie, $25,941; and costs for supplemental medical plans as follows: Mr. Mahoney, $156; and Mr. Duesenberg, $540.

<F6> Includes $109,615 for accrued vacation pay at the time of Mr. Mahoney's retirement in accordance with the Company's policy applicable to retirees generally and $30,650 in non-employee director fees.

<F7> Includes $114,327 for accrued vacation pay at the time of Mr. Duesenberg's retirement.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable Value
                                                                                          at Assumed Annual Rates
                                                                                        of Stock Price Appreciation
                             Individual Grants                                              for Option Term<F1>
----------------------------------------------------------------------------    --------------------------------------------
        (a)              (b)            (c)             (d)           (e)                       (f)                (g)
                      Number of      % of Total
                     Securities       Options         Exercise
                     Underlying      Granted to       or Base
                       Options      Employees in       Price       Expiration
    Name/Group     Granted (#)<F2>  Fiscal Year      ($/Share)       Date       0% ($)         5% ($)            10% ($)
    ----------     ---------------  ------------     ----------    ---------    ------         ------            -------
R. B. Shapiro               52,500      3.6%           78.813      02/23/05       -0-        2,606,740          6,578,915
R. J. Mahoney            -0-            -0-%            N/A<F*>       N/A         -0-           N/A                N/A
R. W. Duesenberg         -0-            -0-%            N/A           N/A         -0-           N/A                N/A
R. G. Potter                70,278      4.8%           78.813      02/23/05       -0-        3,489,457          8,806,724
N. L. Reding             -0-            -0-%            N/A           N/A         -0-           N/A                N/A
H. A. Verfaillie            70,278      4.8%           78.813      02/23/05       -0-        3,489,457          8,806,724
------------------
All
  Stockholders<F3>       N/A            N/A             N/A           N/A         -0-      5,664,214,388     14,295,398,217

All Optionees
  (approx. 1,200)        1,455,741      100%           78.813        <F4>         -0-        72,280,729        182,422,792

Optionees' Gain as
  % of All Stock-
  holders' Gain          N/A            N/A             N/A           N/A         -0-           1.3%              1.3%

<F*> Not applicable.

<F1> The dollar amounts under these columns are the result of calculations at
     0% and at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown factors.

<F2> Exercisability of these options was conditioned upon attainment of the
     Company's goal of 20% ROE, which was achieved for 1995.

                                      14


<F3> Gain for all stockholders was determined based on the approximate number of shares outstanding as of February 24, 1995, the date when most of the options were granted, at a price per share of $78.813.

<F4> Options expire on the tenth anniversary of the grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

              (a)                       (b)                (c)                (d)                  (e)
-------------------------------    -------------    -----------------    --------------    --------------------


                                                                           Number of
                                                                           Securities            Value of
                                                                           Underlying          Unexercised
                                                                          Unexercised          In-the-Money
                                                                           Options at           Options at
                                                                         FY-End (#)<F1>       FY-End ($)<F2>
                                      Shares
                                    Acquired on           Value           Exercisable/         Exercisable/
      Name                         Exercise (#)     Realized ($)<F1>     Unexercisable        Unexercisable
      ----                         ------------     ----------------     -------------        -------------
R. B. Shapiro                         12,500              774,613        315,767/52,500    18,907,313/2,244,375
R. J. Mahoney                        106,000            5,497,750        736,000/-0-       42,605,842/- 0-
R. W. Duesenberg                       4,200              197,665        246,800/-0-       15,794,672/- 0-
R. G. Potter                          20,000            1,448,140        115,600/73,878     8,374,085/3,257,735
N. L. Reding                          10,800              599,065        292,400/-0-       16,765,660/- 0-
H. A. Verfaillie                         -0-                  -0-         63,900/71,278     4,622,093/3,074,760

<F1> The amounts in column (c) reflect the value of shares received on the exercises of options granted in the years 1986-1989 at fair market values ranging from $22.812 to $47.094.

<F2> Unexercised options shown in columns (d) and (e) reflect grants received over an extended period of time.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                              Number of        Performance       Estimated future payouts under non-stock
                               shares,          or other                   price-based plans
                               units or       period until       ----------------------------------------
                             other rights      maturation          Threshold        Target       Maximum
              Name               (#)            or payout             ($)            ($)           ($)
               (a)             (b)<F1>             (c)                (d)            (e)           (f)
              ----           ------------     ------------         ---------        ------       -------
        R. B. Shapiro             N/A            2 years            123,600         185,400      185,400
        R. J. Mahoney             N/A              N/A               42,840          42,840       42,840
        R. W. Duesenberg          N/A              N/A               60,000          60,000       60,000
        R. G. Potter              N/A            2 years             81,975         122,963      122,963
        N. L. Reding              N/A            2 years             87,000         130,500      130,500
        H. A. Verfaillie          N/A            2 years             73,320         109,980      109,980

<F1> Because net income and capital employed objectives for both the 1994 and
     1995 performance years were exceeded, a sustained performance adjustment of 40% has been made to the portion of the 1995 bonuses described in footnote 1 to the Summary Compensation Table. Sustained performance adjustment amounts are as follows: Mr. Shapiro, $123,600; Mr. Potter, $81,975; Mr. Reding, $87,000; and Mr. Verfaillie, $73,320. The amount of the sustained performance adjustment may be further increased by a performance adjustment of 50% following the end of the 1996 performance year if net income and capital employed objectives are again met or exceeded. To achieve the target and maximum sustained adjustment amounts shown above, performance targets must be met or exceeded in 1996. The total of all adjustments for sustained performance relative to an individual's cumulative incentive awards over the 1994-1996 performance period will range from 20% to 25% of the awards actually paid for the three-year period. Threshold payments in the table above assume that performance targets are not met in 1996. Payment of any adjustment is subject to final review by the ECDC and, if approved, will be made in March 1997. Because of the retirement of Mr. Mahoney and Mr. Duesenberg, the sustained performance adjustment ($42,840 and $60,000, respectively) was paid together with their 1995 bonuses in March 1996.

PENSION PLANS

The following table illustrates the annual normal retirement benefits payable under the Company's defined benefit pension plans applicable to Messrs. Shapiro, Mahoney, Duesenberg, Potter, Reding and Verfaillie. The benefit levels in the table assume retirement at age 65 and payment in the form of a single life annuity.

Remuneration                                 Years of Service
------------  --------------------------------------------------------------------------------

                  5         10        15        20        25        30        35         40

$  400,000    $ 28,000  $ 56,000  $ 84,000  $112,806  $142,806  $172,806  $ 202,806  $ 232,806

   600,000      42,000    84,000   127,806   172,806   217,806   262,806    307,806    352,806

   800,000      56,000   112,806   172,806   232,806   292,806   352,806    412,806    472,806

 1,000,000      70,000   142,806   217,806   292,806   367,806   442,806    517,806    592,806

 1,200,000      84,000   172,806   262,806   352,806   442,806   532,806    622,806    712,806

 1,400,000      98,000   202,806   307,806   412,806   517,806   622,806    727,806    832,806

 1,600,000     112,806   232,806   352,806   472,806   592,806   712,806    832,806    952,806

 1,800,000     127,806   262,806   397,806   532,806   667,806   802,806    937,806  1,072,806

 2,000,000     142,806   292,806   442,806   592,806   742,806   892,806  1,042,806  1,192,806

Generally, compensation utilized for pension formula purposes includes salary and annual bonus reported in columns (c) and (d) of the Summary Compensation Table. However, the portion of the annual bonus attributable to achievement of 20% ROE, as described on page 11, is not included in the pension formula.

The annual normal retirement benefits payable under the Company's pension plans to the executive officers named in the Summary Compensation Table are the greater of 1.4% of average final compensation multiplied by years of service, without reduction for Social Security or other offset amounts, or 1.5% of average final compensation multiplied by years of service, less a 50% Social Security offset. Average final compensation for purposes of these plans is the greater of (a) average compensation received during the final 36 months of employment or (b) average compensation received during the highest three of the final five calendar years of employment.

Average final compensation and the respective years of service at Monsanto as of December 31, 1995, are as follows: Mr. Shapiro, $1,269,712 (5.6 years); Mr. Mahoney, $1,930,861 (32.8 years); Mr. Duesenberg, $776,167 (33.3 years); Mr.
Potter, $916,567 (30.1 years); Mr. Reding, $1,025,208 (40.3 years); and Mr.
Verfaillie, $603,945 (12.0 years). Mr. Shapiro also accrues a benefit under the NutraSweet defined benefit pension plan described below which will be based on his years of service at NutraSweet and his average final compensation at the Company.

In addition to the retirement benefits for Mr. Verfaillie, based on his 12 years of service as a U. S. employee, Mr. Verfaillie is also eligible for regular retirement benefits based on his 7.8 years of service as a non-U.S. employee. In addition, he participates in Monsanto's regular, non-qualified pension plan designed to protect retirement benefits for employees serving in more than one country. However, his total retirement benefits from the combined plans when considering his total service of 19.8 years are expected to be generally comparable to the benefits shown in the table above.

The following table illustrates the annual normal retirement benefits payable under the NutraSweet defined benefit pension plans applicable to Mr. Shapiro. The benefit levels in the table assume retirement at age 65 and payment in the form of a single life annuity.

Remuneration                      Years of Service
------------  ----------------------------------------------------------

                 10        15        20        25        30        35

$1,000,000    $177,417  $266,125  $354,834  $443,542  $532,251  $532,251

 1,200,000     213,417   320,125   426,834   533,542   640,251   640,251

 1,400,000     249,417   374,125   498,834   623,542   748,251   748,251

The annual normal retirement benefits payable to Mr. Shapiro under the NutraSweet pension plan are (i) 1.8% of average final compensation (the average compensation for the highest consecutive 60 of the last 120 months of employment preceding retirement) multiplied by years of service (up to a maximum of 30 years) less (ii) 1.67% of estimated annual Social Security benefits at age 65 multiplied by years of service (up to a maximum of 30 years). Generally, compensation utilized for pension formula purposes includes salary and bonus reported in columns (c) and (d) of the Summary Compensation Table. However, the portion of the annual bonus attributable to achievement of 20% ROE, as described on page 11, is not included in the pension formula. Mr. Shapiro's average final compensation under the pension formula, and years of service at NutraSweet as of December 31, 1995, are $1,019,343 and 11.5 years.

Mr. Shapiro will be provided supplemental retirement benefits which recognize his experience prior to employment by the Company. Subject to certain service requirements, the Company will provide Mr. Shapiro with supplemental retirement benefits equal to 12% of average final compensation. The supplemental retirement benefits become vested in the event of a change of control of the Company. The estimated annual supplemental benefits payable to Mr. Shapiro upon retirement at normal retirement age are $251,113. Mr. Shapiro will also receive the same Company contribution to the retiree medical plan as an eligible retiree with 30 years of service. The value of this benefit will be determined at retirement based on age, the premium paid for medical coverage, and projected premium cost increases.

CERTAIN AGREEMENTS

The Board has authorized agreements with the executive officers currently employed by the Company who are named in the Summary Compensation Table regarding a change of control of the Company. Under these agreements, the Company will make an additional cash payment if, within three years following a change in control of the Company (as defined in those agreements), the individual's employment is terminated (other than for cause) or the individual resigns for good reason such as a change in responsibilities, compensation, or conditions of continued employment. Each of these individuals will receive an amount up to two times annual base pay and, subject to certain adjustments, two times his or her target annual bonus. The Company's Board has also authorized a supplemental agreement to provide supplemental retirement benefits to be applicable under the same change of control conditions to Mr. Shapiro and Mr. Verfaillie, who are not yet eligible for unreduced early retirement benefits. These supplemental benefits will equal the difference between what each would have received under the Company's pension plans at the time of termination or resignation (without reduction for early commencement of benefits) less actual payments received under these plans. A cash medical allowance of $15,000 for payment of medical insurance premiums will also be provided to Mr. Verfaillie if he does not qualify for retiree medical coverage.

All benefits under these change of control agreements and supplemental agreements will be reduced as necessary to be exempt from the excise tax and the non-deductibility provision imposed by the Internal Revenue Code on certain change of control payments except in those cases in which, notwithstanding the Code, such reduction would be disadvantageous to the individual.

AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK (PROXY ITEM NO. 2)

The Board of Directors believes that it is advisable to amend Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock ($2 par value per share) from 200,000,000 to 850,000,000 shares. Accordingly, at its meeting held on February 23, 1996, the Board of Directors adopted a resolution proposing that an amendment to the first paragraph of
Article IV of the Company's Certificate of Incorporation be presented to the stockholders at the Annual Meeting for their approval. Such amendment would change only the number of authorized shares of Common Stock, and, if approved by the stockholders, the first paragraph of Article IV would read in its entirety as follows:

                           ARTICLE IV: CAPITAL STOCK

    The total number of shares of all classes of stock which the Corporation shall have authority to issue is Eight Hundred Sixty Million (860,000,000) shares, to be divided into two classes consisting of (a) Ten Million (10,000,000) shares of preferred stock without par value (hereinafter designated ``Preferred Stock''), and (b) Eight Hundred Fifty Million (850,000,000) shares of common stock of a par value of $2 per share (hereinafter designated ``Common Stock'').

As of the close of business on January 31, 1996, of the 200,000,000 shares of Common Stock presently authorized by the Certificate of Incorporation, 117,432,285 shares were issued and outstanding,<F*> 46,961,909 shares were held as treasury shares, and 14,450,292 shares were reserved for issuance under stock option plans. As of the close of business on January 31, 1996, none of the Company's authorized Preferred Stock was issued, but 700,000 of the Company's authorized shares of Preferred Stock were reserved for issuance pursuant to the Preferred Stock Purchase Rights Plan described below. Thus, as of the close of business on January 31, 1996, there were authorized, unissued and unreserved only 21,155,514 shares of Common Stock and 9,300,000 shares of Preferred Stock. If the incentive plans recommended in Item Nos. 3 and 4 below are approved, only 14,473,843 shares will remain authorized, unissued and unreserved unless this proposal is approved. Adoption of this proposal would increase the number of authorized, unissued and unreserved shares of Common Stock by 650,000,000.

The Board of Directors has concluded that there is not presently authorized a sufficient number of shares of Common Stock to give the Company the ability to react quickly to today's competitive, fast changing environment. ALTHOUGH THE COMPANY HAS NO PRESENT AGREEMENTS OR COMMITMENTS FOR THE ISSUANCE OF ANY OF THE ADDITIONAL SHARES THAT WOULD BE AUTHORIZED BY THE AMENDMENT, MANAGEMENT IS PLANNING TO RECOMMEND TO THE BOARD OF DIRECTORS AT ITS APRIL 26, 1996 MEETING A PROPOSAL TO DECLARE A STOCK SPLIT IN THE RANGE OF FOUR- OR FIVE-FOR-ONE (IN THE FORM OF A STOCK DIVIDEND). The authorized shares of Common Stock not needed for a stock split would provide the Company the necessary flexibility for other actions the Company might wish to take relating to possible financing programs, acquisitions, mergers, employee benefit plans, and other corporate purposes without the expense and delay of a special stockholders' meeting to increase authorized capital. No further action or authorization by the Company's stockholders would be necessary prior to issuance of the additional shares except as may be required by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's securities may then be listed. For example, the New York Stock Exchange, on which the Company's Common Stock is listed, currently requires specific stockholder approval as a prerequisite to listing shares in several instances, including acquisition transactions where the issuance of shares could result in a 20% or greater increase in the number of shares of Common Stock outstanding.

The additional shares for which authorization is sought would be identical with the shares of Common Stock now authorized and outstanding. The Company's Common Stock has no conversion, preemptive, or subscription rights and is not redeemable.

The proposed increase in the number of authorized shares of Common Stock is not intended to impede a change of control of the Company. Further, the Company is not aware of any current efforts to acquire control of the Company. It should be noted, however, that the additional shares could be issued in connection with defending the Company against a hostile takeover bid. The issuance of additional shares of Common Stock could have the effect of diluting earnings and book value of outstanding shares of Common Stock, could be used to dilute the stock ownership of a person or entity seeking to obtain control of the
[FN]
--------

<F*>The number of shares issued and outstanding included 1,400,920 shares held in a grantor trust to satisfy compensation and benefit arrangements and obligations, including issuance of shares upon the exercise of certain stock options.

Company, or could result in a private placement with purchasers who might side with the Board of Directors if they chose to oppose a specific change of control.

The Company is presently subject to certain provisions of its Certificate of Incorporation and By-Laws that could under certain circumstances be construed to have the effect of discouraging attempts, or making it more difficult, to gain control of the Company. The Certificate of Incorporation of the Company authorizes the Board of Directors to issue one or more series of Preferred Stock up to a maximum of the 9,300,000 shares presently available and to fix the numbers, designations, rights, preferences, privileges and limitations of such series. The issuance of such series could have effects similar to those described in the preceding paragraph. The Company's By-Laws limit the ability to call a special meeting of stockholders and to nominate directors or propose other proper business for consideration by stockholders at an annual meeting, other than by inclusion in the Proxy Statement and form of proxy. These By-Laws could have the effect of impeding a holder of the Company's shares from waging a proxy contest for control of the Company.

The Company also has a Preferred Stock Purchase Rights Plan adopted in 1990 and designed to protect stockholders in the event of an unsolicited attempt to acquire the Company, whether through a gradual accumulation of shares in the open market, a partial tender offer, or other abusive takeover tactics which the Board believes are not in the best interests of stockholders. One of the features of the Rights Plan provides, as adjusted for the 1990 stock split, that if a person or group acquires beneficial ownership of 20% or more of the Company's outstanding Common Stock, every two Rights will entitle their holder (other than such acquiring person or members of such group) to purchase, at the aggregate exercise price of the two Rights, the number of shares of the Company's Common Stock having a market value at that time of twice such aggregate exercise price. Furthermore, at any time after a person or group acquires beneficial ownership of 20% or more (but less than 50%) of the Company's Common Stock, the Board may, at its option, exchange part or all of the Rights (other than Rights held by the acquiring person or group) for shares of the Company's Common Stock on a one-share-for-every-two-Rights basis. The increased number of authorized shares of Common Stock could be utilized to satisfy the need for shares of Common Stock in the event of an exercise of Rights or an exchange for Rights as described above. However, as stated above, this is not the Board's purpose in recommending the increase in authorized shares of Common Stock.

Change of control provisions in the Company's incentive plans and in certain individual agreements, including supplemental employee retirement agreements, as well as change of control provisions applicable to $100,000,000 of the Company's long-term debt, could have the effect of increasing the cost of any attempt to gain control of the Company.

Financial statements are not material to the exercise of prudent judgment with respect to the proposed amendment and are therefore omitted from this Proxy Statement.

If the amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

                          --------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' THE PROPOSED AMENDMENT TO
ARTICLE IV OF THE CERTIFICATE OF INCORPORATION.

The affirmative vote of a majority of the shares outstanding and eligible to vote at the Annual Meeting is required for the adoption of the proposed amendment.

APPROVAL OF MONSANTO MANAGEMENT INCENTIVE PLAN OF 1996 (PROXY ITEM NO. 3)

The stockholders are asked to consider and vote on the adoption of the Monsanto Management Incentive Plan of 1996 (1996 Plan) to replace the Monsanto Management Incentive Plan of 1994 (1994 Plan) as well as the Searle/Monsanto Stock Plan of 1994 and the NutraSweet/Monsanto Stock Plan of 1994 (collectively, Subsidiary Plans). The Board of Directors, upon recommendation of its Executive Compensation and Development Committee (the Committee), has adopted the 1996 Plan, subject to stockholder approval.

INTRODUCTION

The purposes of the 1996 Plan are to focus management on business performance that creates stockholder value, encourage innovative approaches to the business, reward for results, encourage ownership by management of the Company's Common Stock, and place a higher proportion of management's compensation at risk with an opportunity for higher reward.

Under the 1996 Plan, the Company expects to continue its practice of making stock options a significant part of the total compensation program for a broad group of both mid-level and senior management employees. The Company believes the continuing emphasis placed on stock ownership by management has been an important factor in enabling the Company to achieve the strong operating results as well as the 74% increase in the price of the Company's Common Stock in 1995. The closing price of the Company's Common Stock on March 1, 1996, as reported in The Wall Street Journal, was $135.00.

1996 GRANTS

Premium Option Grants. Subject to stockholder approval of the 1996 Plan, the Committee currently expects to grant in April premium priced options on approximately 3,000,000 shares. Premium options represent another step by the Committee in placing a greater proportion of the compensation of senior management at risk under incentive programs which are clearly aligned with creation of stockholder value. Before an executive can exercise these options, the price of the Company's Common Stock must appreciate to pre-established prices higher than the price at the time of the grant. Thus, stockholders must realize significant returns on their investment in order for management to receive any gains on their options. AN EXECUTIVE'S PER SHARE GAIN UPON THE EXERCISE OF THE OPTION IS LIMITED TO THE AMOUNT OF THE SHARE APPRECIATION ABOVE THE PREMIUM EXERCISE PRICE. Four premium exercise prices, each applicable to a percentage of the grant, have been tentatively established by the Committee based on the trading range of the Company's Common Stock during recent months.

               Percent           Premium             Maximum Years to
               of Grant       Exercise Price       Attain Exercise Price
              ---------       --------------       ---------------------
                 20%              $150                      3
                 30%              $175                      4
                 30%              $200                      5
                 20%              $225                      6

The options, which will have a ten-year term from the date of grant, will be forfeited if these pre-established prices are not attained within the specified time period set for each price.

While the Committee has not yet determined the number of options to be granted to any individual, these grants will be made to approximately 30 senior executives, including the Chief Executive Officer and other current executive officers. These executives will be at higher risk than other optionees at Monsanto or their peers at other companies which grant conventional stock options based on the market price at time of grant. Because of this enhanced risk, the number of shares covered by these options will be increased from grants for prior three-year cycles. Grants to these executives in April 1996 are for the period 1997-1999, and would have normally been granted in 1997.

Other Option Grants. For essentially all options other than the premium priced options described above, the Company plans to continue the practice followed since 1993 of linking the exercise of the options to the achievement of business targets, thus focusing management on business performance that creates stockholder value. All of the options granted in 1994, as well as more than half of the options granted in 1993, became exercisable upon the Company's achieving its 20% return on equity target for 1994. Similarly, the options granted in 1995 became exercisable upon the Company's achieving its 20% return on equity target for 1995. Options granted on February 22, 1996 under the 1994 Plan and the Subsidiary Plans will become exercisable in 1997 upon the Company's achievement of its 20% return on equity target for 1996.<F*> The Committee will establish a new performance goal for 1997 and subsequent years consistent with the Company's business targets for those years. These February grants were made as follows: all current executive officers as a group, 20,000 shares; and all other employees, 1,191,198 shares. None of the named executive officers received any grants in February. Had the 1996 Plan been in effect, these grants would have been approximately the same. Grants at comparable levels are anticipated under the 1996 Plan in 1997. No determination has been made with respect to any other awards which may be made under the 1996 Plan.

The Company is considering adoption of a plan which would permit grants of approximately an equal number of non-qualified stock options to substantially all employees not receiving grants under the 1996 Plan (approximately 27,000 employees). Such a plan would emphasize to these employees the importance of share value to the Company's stockholders. While there has been no decision to make such grants, if such a plan were adopted, it is anticipated that approximately 2,700,000 additional shares would be covered by those options.

MATERIAL FEATURES OF THE 1996 PLAN

The material features of the 1996 Plan are outlined below and are qualified by reference to the terms of the plan, which is set forth in full in Appendix A. Although the design of the premium priced options which the Committee intends to grant is new, the underlying provisions of the 1996 Plan are essentially the same as those of the 1994 Plan.

Authorized Shares. The 1996 Plan authorizes the use of 9,250,000 shares of the Company's Common Stock (subject to proportional adjustment in the event of a stock split, stock dividend, or other change in capitalization) for grants of non-qualified and incentive stock options, stock appreciation rights, restricted stock awards, and bonus stock awards. Assuming approval of the 1996 Plan, no unused shares from the 1994 Plan or the Subsidiary Plans may be used for awards on or after April 15, 1996.

Administration. The 1996 Plan is administered by the Committee, which is composed of two or more non-employee directors. The Committee may delegate the administration of the plan except as it relates to those officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

Eligible Employees. The Committee may grant awards under the plan to any employee of the Company or its subsidiaries or associated companies. In practice, awards are made to a group of approximately 1,200 management employees. In any three-year period, the total number of shares for which awards may be made to any one participant under this plan cannot exceed 15% of the total number of shares for which awards may be made under the plan.
[FN]
--------

<F*>All of these performance-based options become exercisable on the ninth anniversary of the option grant date if they have not previously satisfied the performance targets. A fixed exercise date prior to the end of the ten-year term of the options is a condition to maintaining conventional accounting treatment for these options. Without the fixed date, changes in share price from the option grant price multiplied by the number of shares under option would be charged to earnings, potentially resulting in substantial fluctuations in quarterly earnings even though there would have been no changes in the Company's cash position and no payment to the optionee.

Stock Options. The Committee establishes the terms and conditions of the options granted under the 1996 Plan, subject to certain limitations specified in the plan. Under the 1996 Plan, the exercise price of any option granted must be no less than the fair market value of the Common Stock at the grant date (or such later date as the Committee shall determine). Subsequent repricing of options to decrease the exercise price is expressly prohibited.

The 1996 Plan permits the Committee to include various terms in options in order to enhance the linkage between stockholder and management interests. These include escalation of the option price over the term of the option, permitting participants to deliver shares of the Company's Common Stock in payment of the exercise price, offering participants the opportunity to elect to receive an option grant instead of a salary increase or bonus, offering participants the opportunity to purchase options, and making the exercise or vesting of options contingent on the satisfaction of performance criteria. Like the 1994 Plan and the Subsidiary Plans, the 1996 Plan permits the granting of dividend equivalent units in connection with option grants; the Committee makes such grants only infrequently.

The 1996 Plan also provides that the term of any option granted may not exceed 10 years and, additionally, may not exceed 12 months following the termination of employment unless the termination is the result of retirement, death, or disability.

Options granted under the 1996 Plan are not transferable except by will, the laws of descent and distribution, pursuant to a written beneficiary designation or, in the case of a non-qualified option, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code (Code), or in circumstances permitted under Section 16 of the Securities Exchange Act of 1934. All stock options may be exercised during the holder's lifetime only by the holder or the holder's guardian or legal representative.

Incentive stock options may be granted provided they meet the requirements of the Code. The Company has no plans to grant incentive stock options.

Tax Consequences of Stock Options. No taxable income is realized by the participant upon the grant of a non-qualified stock option, and no deduction is then available to the Company. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. For shares held for more than one year following exercise of the option, the participant will realize long-term capital gain or loss upon disposition.

No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (holding period), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and the Company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition. For shares held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

The Company believes that compensation received by participants on the exercise of non-qualified options or the disposition of shares acquired upon the exercise of any incentive stock options will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Code.

Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option or the vesting of a restricted stock award. The Committee plans to continue its current practice of allowing certain participants to direct the Company to withhold shares to be issued on an option exercise or stock award to satisfy the withholding obligation.

Stock Appreciation Rights. The 1996 Plan authorizes the grant of stock appreciation rights, but only in tandem with stock options. Any stock appreciation right granted must be exercisable only to the same extent as the related options. The Company has no stock appreciation rights currently outstanding and no present plans to grant any such rights.

Restricted and Unrestricted Shares. The 1996 Plan authorizes the Committee to use up to 1/2 of 1% of the outstanding shares (approximately 590,000) for restricted or unrestricted share grants. The Committee may set the terms and conditions of restricted share awards, including restrictions against sale, transfer, or other disposition, and may make the lapse of such restrictions contingent on the achievement of performance goals. The Committee also may grant an award of dividend equivalent units in connection with a restricted share award.

Change of Control. Like the 1994 Plan and the Subsidiary Plans, the 1996 Plan specifically authorizes the Committee to take such action as it determines to be necessary or advisable, and fair and equitable to participants, with respect to stock options, stock appreciation rights, and restricted share awards in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer, or other reorganization in which the Company will not survive as an independent, publicly owned company. Provisions regarding such change of control situations have been incorporated in grants of stock options, stock appreciation rights, and restricted stock grants under the 1994 Plan and Subsidiary Plans, and the Committee expects to continue the incorporation of such provisions in awards made under the 1996 Plan.

Amendments. The Board, upon recommendation of the Committee, can amend the 1996 Plan, but any of the following amendments would require the prior approval of stockholders: (a) an amendment which would permit decreasing the option price on any outstanding option, (b) an amendment which would require the approval of stockholders under Section 16 of the Securities Exchange Act of 1934 or Section 422 of the Code, or (c) an amendment which would change the provisions of the plan relating to amendments.

                          --------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' THE APPROVAL OF THE 1996 PLAN.

To be adopted, this proposal would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the stockholders do not approve the 1996 Plan, grants made under that plan will be void, and shares remaining in the 1994 Plan and Subsidiary Plans will be available for awards.

APPROVAL OF MONSANTO EXECUTIVE STOCK PURCHASE INCENTIVE PLAN (PROXY
ITEM NO. 4)

The stockholders are asked to consider and vote on the adoption of the Monsanto Executive Stock Purchase Incentive Plan (the Plan). The Board of Directors, upon recommendation of its Executive Compensation and Development Committee (the Committee), has adopted the Plan, subject to stockholder approval. The material features of the Plan are outlined below and are qualified by reference to the terms of the Plan, which is set forth in full in Appendix B.

INTRODUCTION

The initial participants in the Plan will be the approximately 30 senior executives selected by the Committee to receive the premium option grants described on page 20. Participants will be offered the opportunity to purchase a specified number (or range) of shares of the Company's Common Stock at market price. This purchase will be fully financed by full-recourse interest-bearing loans provided by the Company. Participants who purchase
Common Stock will also be eligible to receive a deferred cash incentive award. Two-thirds of this award will be based on the Company's Common Stock performance relative to the performance of the common stock of corporations in the Standard & Poor's Industrials (the Index) over the period which begins on the date of the participant's exercise of the Purchase Award (as hereinafter defined) and ends on December 31, 2000 (the Performance Period).<F*> The remaining one-third of this award will be based on the participant's continued service with the Company subject to the achievement of positive Cumulative Net Income (as defined in the Plan) during the Performance Period. The maximum amount of the incentive award which can be earned by a participant is equal to the amount of the loan and accrued interest through the date the incentive award is paid. This award is generally payable following the Performance Period. Any incentive award must be applied towards repayment of the loan and accrued interest.

PURPOSE OF THE PLAN

The Plan incorporates an important element of investment risk that generally is not found in other executive incentive plans because participants in the Plan share in both the upside and downside potential inherent in stock ownership by purchasing a substantial amount of Common Stock using full-recourse loans. The Plan is thus designed to promote the long-term growth and financial success of the Company by strengthening the links between the Company's senior management and stockholders. The Plan also offers participants the potential for substantial financial incentives (in addition to potential appreciation in the value of the Common Stock) based on continued service and long-term total return to stockholders relative to that of other companies in the Index, but in a manner that also places such participants at risk in the event of poor Company performance. The innovative design of this Plan furthers the Company's progression toward incentives which increase the portion of management compensation which is dependent upon share value.

RIGHTS TO PURCHASE COMMON STOCK

Participants selected by the Committee, which consists of non-employee directors, will receive rights to purchase a specified number (or range) of shares of Common Stock of the Company (Purchase Awards) on a specified date at the average of the high and low sales prices for the Common Stock as reported on the New York Stock Exchange on such date. In the case of initial participants in the Plan, this date is expected to be May 1, 1996. Purchase Awards which are not exercised by a participant prior to the close of business on the purchase date will be forfeited. The maximum number of shares which can be issued under the Plan is 300,000 and the maximum number of shares which may be purchased by any participant is 50,000, subject to proportionate adjustment in the event of a stock split, stock dividend, or other change in capitalization. As currently contemplated by the Committee, approximately 30 participants, including the Chief Executive Officer and the other current executive officers, will receive Purchase Awards on May 1, 1996 for a total of 231,000 shares of Common Stock, subject to the approval of the Plan by the Company's stockholders at the Annual Meeting.

FULL-RECOURSE COMPANY LOANS

In connection with the exercise of a Purchase Award, a participant in the Plan will be entitled to receive from the Company a full-recourse interest-bearing loan (the Purchase Loan) for the entire purchase price of the Common Stock. Full-recourse loans require the borrower to be personally liable for the full amount of the loan, regardless of the value of the shares purchased with the proceeds of the loan. The Purchase Loan for each participant will mature on December 31, 2003, and will accrue interest at the ``applicable federal rate''

[FN]
--------
<F*>For purposes of these comparisons, only those corporations with common stock included in the Index at the beginning of the Performance Period and at the end of the Performance Period will be included (the common stock of each such corporation, an Index Stock). The performance of the Common Stock and the Index Stocks will include reinvested dividends.

(as determined by Section 1274(d) of the Internal Revenue Code) on the purchase date for loans of such maturity, compounded annually. The applicable federal rate as of January 1996 was 5.73%. In addition, Purchase Loans under the Plan will be secured by a pledge of the shares of Common Stock acquired upon exercise of the Purchase Award.

While interest on the Purchase Loans will accrue at the applicable federal rate, interest will be payable during the performance period in an amount equal to the cash dividends paid on the shares of Common Stock acquired upon exercise of the Purchase Award. Accrued but unpaid interest on the Purchase Loans will be added to the principal balance of the Purchase Loan.

Participants will be required to apply the proceeds of any cash payments received under the Plan to prepay the Purchase Loans (including accrued interest thereon). Following such prepayment, the balance of the Purchase Loans, together with accrued and unpaid interest thereon, will generally be payable in three equal annual installments (plus interest), beginning on December 31, 2001. The payment of the Purchase Loan will be accelerated if a participant's service is terminated prior to December 31, 2000 for any reason other than retirement or following a Change of Control (as defined in the Plan). In the event of a Change of Control, the Purchase Loan must be repaid over a three-year period following such event. In the event of retirement, there is no loan acceleration. The Purchase Loan may also be prepaid at any time at the participant's option.

The Common Stock will be pledged to secure the Purchase Loan, but the participant will be permitted at any time to sell the Common Stock so pledged, provided that the proceeds from such sale must be applied against the outstanding balance of the Purchase Loan. However, the sale of the Common Stock prior to the earliest of the participant's termination of service, a Change of Control, or January 1, 2001 will cause portions of the deferred cash incentive award to be forfeited.

DEFERRED CASH INCENTIVES

Participants purchasing Common Stock pursuant to Purchase Awards will be eligible for a deferred cash incentive award (the Deferred Award), two-thirds of which is based on the Company's stock performance relative to that of the Index Stocks (the Shareholder Return Incentive Award) as measured over the Performance Period, and one-third of which is based on service (the Service Incentive Award) with the Company or a subsidiary over the Performance Period. Payment of the Shareholder Return Incentive Award and the Service Incentive Award will not be made unless the Committee certifies (the Committee Certification) that:

(i) with respect to the Shareholder Return Incentive Award, the Total Shareholder Return of the Company (as hereinafter defined) is at or above the 50th percentile of the Total Shareholder Returns of the Index Stocks during the Performance Period (or, in the event of a termination of service (other than due to retirement) or Change of Control prior to December 31, 2000, from the beginning of the Performance Period through a date approximately coinciding with the date of such termination of service or Change of Control, as provided in the Plan); and

(ii) with respect to the Service Incentive Award, the Company has positive Cumulative Net Income for the period beginning with the fiscal year of the Company in which a participant's Purchase Award is exercised and ending at the end of the Performance Period (or, in the event of a termination of service (other than due to retirement) or Change of Control prior to December 31, 2000, through the end of the year in which such termination of service occurred or through the end of the year immediately preceding the Change of Control, as the case may be).

The maximum combined Shareholder Return Incentive Award and Service Incentive Award payable to participants will not exceed the original principal amount of the Purchase Loan plus accrued but unpaid interest to the date of payment of the awards (the Designated Loan Amount). The Shareholder Return Incentive Award and the Service Incentive Award generally will be paid within 30 days following the

Committee Certification after the end of the Performance Period. If, however,
(i) the participant's employment is terminated prior to the end of the Performance Period for any reason other than retirement or (ii) a Change of Control occurs prior to the end of the Performance Period, then in either case such awards will be paid within 30 days after the Committee Certification following such event.

Shareholder Return Incentive Award. The Shareholder Return Incentive Award will be based on the annual compounded growth rate in the Company's stock price including reinvested dividends (Total Shareholder Return) relative to the Total Shareholder Returns of the Index Stocks during the Performance Period (or such shorter period as the Plan provides).

The portion of the Shareholder Return Incentive Award earned as a percentage of the Designated Loan Amount at the time the award is paid will vary depending upon the Company's level of performance (but will not exceed two-thirds of the Designated Loan Amount). No Shareholder Return Incentive Award will be earned if the Company's Total Shareholder Return is below the 50th percentile of the Total Shareholder Returns of the Index Stocks during the Performance Period. The maximum Shareholder Return Incentive Award (100%) will be earned if the Company's Total Shareholder Return is at or above the 75th percentile of the Total Shareholder Returns of the Index Stocks. Applying the Plan to the Company's historical results for the five most recent five-year periods, ended December 31, 1991 through December 31, 1995, there would have been no Shareholder Return Incentive Award for two of those five-year periods, awards of 50 2/3% and 52 2/3%, respectively, of the maximum Shareholder Return Incentive Award for two of those periods, and an award of 100% of the maximum Shareholder Return Incentive Award for the last period.

Service Incentive Award. Generally each participant in the Plan will receive a Service Incentive Award equal to a percentage of the Designated Loan Amount (not in excess of one-third of the Designated Loan Amount) at the time the participant's Service Incentive Award is paid based upon the number of full months of service with the Company during the Performance Period applicable to the participant, subject to the Committee Certification as to Cumulative Net Income. The Company's performance would have satisfied the Cumulative Net Income requirement for each of the five most recent five-year periods ended December 31, 1991 through December 31, 1995.

Termination of Service--General. If a participant's service with the Company or its subsidiaries is terminated prior to the end of the Performance Period by the Company for Cause (as defined in the Plan), or by the participant (other than due to death, disability, retirement or Constructive Termination or following a Change of Control), the participant will not receive any Shareholder Return Incentive Award. If the participant voluntarily terminates employment (other than due to retirement, Constructive Termination (as defined in the Plan) or following a Change of Control) after the first anniversary of the exercise of the Purchase Award, the participant will receive a prorated Service Incentive Award. However, any participant who (i) voluntarily terminates employment (other than due to retirement or Constructive Termination or following a Change of Control) or sells any shares of stock purchased under the Plan, in each case prior to the first anniversary of the exercise of a Purchase Award, or (ii) is terminated prior to the end of the Performance Period by the Company for Cause, will not receive any Service Incentive Award.

Termination of Service due to Death or Disability. If a participant's service with the Company or its subsidiaries is terminated due to death or disability, then the participant will receive a prorated Service Incentive Award and will be eligible to receive a prorated Shareholder Return Incentive Award, if any, based upon the Company's relative stock price performance through the date of termination. In addition, if on the 30th day after the payment of any Deferred Award following death or disability the amount outstanding on the Purchase Loan exceeds the value on such date of the Common Stock pledged as security for the Purchase Loan (after the after-tax proceeds of the Deferred Award have been applied to reduce the outstanding Purchase Loan), the Company will make an additional payment to reimburse the participant on an after-tax basis for such excess amount, provided that in no event will such additional payments be made unless a Committee Certification has been made with respect to the Service Incentive Award nor will the aggregate payments made to the participant under the Plan exceed the Designated Loan Amount.

Termination of Service due to Retirement. If a participant's service with the Company or its subsidiaries is terminated due to retirement as defined by the Committee, then the participant will receive, after the end of the Performance Period, a prorated Service Incentive Award and will be eligible to receive a prorated Shareholder Return Incentive Award, if any, based upon the Company's relative stock price performance through the end of the Performance Period.

Other Terminations of Service. If a participant's employment is terminated prior to the end of the Performance Period (i) by the Company without Cause or
(ii) by the employee after a Constructive Termination, then the participant will receive a prorated Service Incentive Award and will be eligible to receive a prorated Shareholder Return Incentive Award, if any, based upon the Company's relative stock price performance through the date of termination. If a participant's service with the Company or its subsidiaries is terminated under clauses (i) or (ii) above, and the amount outstanding on the Purchase Loan on the 30th day after the payment of any Deferred Award following such termination of service (after the after-tax proceeds of the Deferred Award have been applied to reduce the outstanding Purchase Loan) exceeds the value on such date of the Common Stock pledged as security for the Purchase Loan, then the Company will make an additional payment to reimburse such participant on an after-tax basis for such excess amount, provided that in no event will such additional payments be made unless a Committee Certification has been made with respect to a Service Incentive Award nor will such additional payment together with such participant's Service Incentive Award exceed one-third of the Designated Loan Amount.

Change of Control. If there is a Change of Control prior to the end of the Performance Cycle, the participant will be entitled to receive a full Service Incentive Award equal to one-third of the Designated Loan Amount. Additionally, the participant will be eligible to receive the full Shareholder Return Incentive Award, if any, as calculated based upon performance through the tenth business day prior to the Change of Control, without any proration, payable within 60 days after the Change of Control. In addition, if on the 30th day after the payment of any Deferred Award following the Change of Control the amount outstanding on the Purchase Loan exceeds the value on such date of the Common Stock pledged as security for the Purchase Loan (after the after-tax proceeds of the Deferred Award have been applied to reduce the outstanding Purchase Loan), the Company will make an additional payment to reimburse the participant on an after-tax basis for such excess amount provided that in no event will such additional payments be made unless a Committee Certification has been made with respect to the Service Incentive Award nor will the aggregate payments made to the participant under the Plan exceed the Designated Loan Amount (or, in the case of a Change of Control following the retirement of a participant, a pro rata portion of the Designated Loan Amount).

ACCOUNTING ASPECTS

For financial accounting purposes, neither the grant of a Purchase Award nor the issuance of shares upon exercise of such Purchase Award will result in a charge to the Company's earnings. However, the Deferred Award requires a charge or credit to earnings each quarter for the appreciation or depreciation of the prorated accrued Deferred Awards which it is anticipated will be paid. The amount of such charge or credit will be a pro rata portion of the Service Incentive Award (assuming positive Cumulative Net Income as of such quarter) and a pro rata portion of the Shareholder Return Incentive Award based upon the Company's Total Shareholder Return relative to the Total Shareholder Returns of the Index Stocks as of such quarter. In addition, the accrued interest on the Purchase Loans (whether or not payable at such time) will be credited to the Company's earnings each quarter.

EFFECT OF THE PLAN UPON PARTICIPANTS

New Plan Benefits

It is currently contemplated that Purchase Loans and Purchase Awards will be granted to initial participants as follows:

              Name and Position                                 Number of Shares   Purchase Loan <F1>
              -----------------                                 ----------------   -----------------

R. B. Shapiro, Chairman and CEO                                       45,000          $ 6,075,000

R. J. Mahoney, Chairman and CEO <F2>                                     -0-                  -0-

R. W. Duesenberg, Senior Vice President,
  Secretary and General Counsel <F2>                                     -0-                  -0-

R. G. Potter, Executive Vice President                                13,000            1,755,000

N. L. Reding, Vice Chairman of the Board                              13,000            1,755,000

H. A. Verfaillie, Executive Vice President                            13,000            1,755,000

Executive officers as a group                                        167,000           22,545,000

All other employees                                                   64,000            8,640,000

--------

<F1> Based upon the Common Stock's closing price of $135.00 on March 1, 1996.

<F2> Mr. Mahoney's last day as an employee was March 31, 1995, and Mr.
     Duesenberg's was December 31, 1995.

Portion of Deferred Award Available to Pay Principal on a $1,000,000 Purchase
Loan

The discussion below of the effect of the Plan on participants is based on the following assumptions: (i) the participant exercises a Purchase Award for 8,000 shares at a purchase price of $125 per share and receives a $1,000,000 Purchase Loan; (ii) the interest rate on the Purchase Loan is 5.73% (the applicable federal rate for January 1996); (iii) the combined federal and state income tax rate is 40%; (iv) the dividend remains at $2.76 per share per year during the Performance Period; (v) the participant continues in the service of the Company for the entire Performance Period and there is positive Cumulative Net Income (and the participant is thus entitled to the full Service Incentive Award); and
(vi) 0%, 50%, and 100% of the Shareholder Return Incentive Award is earned at the end of the Performance Period, which corresponds to the Company's Total Shareholder Return placing below the 50th percentile, in the 58.33rd percentile, and in the 75th percentile or higher, respectively, of the Total Shareholder Returns of the Index Stocks. The table below illustrates the portion of the Deferred Award available to pay principal on a $1,000,000 Purchase Loan after taking into account income taxes due on the payment of a Deferred Award and the payment of accrued interest on the Purchase Loan.

                                                           % of Shareholder Return Incentive
                                                                         Award
                                                           ---------------------------------
                     Award Payable                           0%          50%         100%
                     -------------                           --          ---         ----

Deferred Award Received................................  $ 392,574   $ 785,147   $ 1,177,721

Income Tax on Deferred Award...........................    157,030     314,059       471,088

After-Tax Deferred Award...............................    235,544     471,088       706,633

Accrued Interest<F1>...................................    177,721     177,721       177,721

After-Tax Deferred Award

    Available to Pay Principal on the Purchase Loan....     57,823     293,367       528,912

--------
<F1> Net of any interest paid during the Performance Period from dividends received on the 8,000 shares acquired upon exercise of the Purchase Award. Dividends are assumed to be paid on a quarterly basis. The table does not take into account any tax deduction that may be available in respect of such interest.

The investment risk to participants can be measured by calculating the market price of the Common Stock at which the participants effectively break even (the Break-Even Price). At the end of the Performance Period, the Break-Even Price will be the Common Stock price below which (i) the value of shares purchased, plus the After-Tax Deferred Award available to Pay Principal on the Purchase Loan (shown in the table above) is less than (ii) the principal balance of the Purchase Loan. Thus, the Break-Even Price depends in part on the amount of the Deferred Award. Applying the assumptions described in the paragraph above the table to various levels of Shareholder Return Incentive Awards, the Break-Even Price of the Common Stock at the end of the Performance Period will be: $117.77 if no Shareholder Return Incentive Award is payable, $88.33 if 50% of the maximum Shareholder Return Incentive Award is payable, and $58.88 if 100% of the maximum Shareholder Return Incentive Award is payable. In the event the market price of the Common Stock at the end of the Performance Period exceeds the Break-Even Price, the combined value of the After-Tax Deferred Award Available to Pay Principal on the Purchase Loan (shown in the table above) and the value of the shares purchased will exceed the principal balance of the Purchase Loan by an amount equal to the number of shares purchased times the excess of the market price over the Break-Even Price (before taking into account capital gains taxes, if any, payable upon any sale of the shares, and tax deductions, if any, for interest paid on the Purchase Loan). It should be noted that the Break-Even Prices discussed above merely illustrate the operation of the Plan. They do not represent the value of the shares received or the loan obligation, nor do they represent an exercise or ``strike'' price as in an option plan. As explained above under ``Full-Recourse Company Loans,'' the balance of the Purchase Loan remaining after applying the proceeds of the Deferred Award at the end of the Performance Period, together with accrued and unpaid interest thereon, will be payable in three equal annual installments (plus interest).

GENERAL PROVISIONS

The Plan shall become effective upon the approval by the stockholders of the Company and will terminate on December 31, 2000 (the last day of the Performance Period), provided that Deferred Awards and Purchase Loans outstanding as of such date will not be affected or impaired by the termination of the Plan. However, no Purchase Awards will be granted after December 31, 1999. The Plan will be administered by the Committee.

The Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms and provisions shall be deemed inoperative to the extent they conflict with such requirements.

The Plan provides that the Board of Directors upon the recommendation of the Committee may amend, suspend, or terminate the Plan at any time provided no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3, or such successor rule as may hereinafter be in effect, or Section 162(m) of the Code or may, without the consent of the participant, adversely affect such participant's rights under the Plan in any material respect. In addition, the Plan provides that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material tax consequences of the Plan to the Company and to the participants, based upon the Code, Treasury regulations thereunder, administrative rulings and court decisions as of the date hereof.

Tax Consequences to Participants. Assuming that the participants each make an election under Section 83(b) of the Code within 30 days of purchasing Common Stock (the Plan Stock) pursuant to a Purchase Award, no tax should be due on such purchase. In the absence of a Section 83(b) election, participants who are subject to Section 16(b) of the Securities Exchange Act of 1934 would be taxed at ordinary income rates on the excess of the fair market value of the Plan Stock (i.e., the average of the high and low prices for the

Company's Common Stock on the New York Stock Exchange) six months after the purchase date over the amount paid for such Plan Stock, when the Section 16(b) restrictions lapse and the Plan Stock becomes freely transferable. The following discussion assumes that the participants will each make the election under Section 83(b) of the Code.

Any dividends or distributions on the Plan Stock will be includable in the participants' income to the extent made out of the Company's earnings and profits, but such income will be offset by a corresponding payment on the Purchase Loan to the extent of accrued interest. Vesting of the Deferred Awards will not have tax consequences at such time. Participants will instead be taxed at ordinary income rates on the Deferred Awards and other payments made pursuant to the Plan when paid. If any accelerated payments and other payments contingent upon a Change of Control under the Plan equal or exceed three times a participating employee's average compensation in the preceding five years, the amount of such payments that exceeds the employee's average taxable compensation for the preceding five years (Excess Payments) will be subject to an excise tax of 20%.

When the Plan Stock is sold, the sale will result in capital gain or loss measured by the difference between the amount paid for the Plan Stock when purchased by the participant and the amount realized upon sale. Such capital gain or loss will be long-term if the participant held the Plan Stock for over a year.

The participants will generally be able to deduct the interest that accrues on the Purchase Loans subject to the limitations described below. The Purchase Loans will be original issue discount (OID) loans and the interest on the Purchase Loans will accrue on a ``constant yield to maturity'' basis. Under these rules, increasingly greater amounts of OID will be deductible over successive annual accrual periods over the term the Purchase Loans are outstanding.

The interest on the Purchase Loans will be ``investment interest'' and therefore may be deducted only to the extent of each participant's net investment income, including investment income relating to other investments (i.e., the excess of investment income, including dividends and income from the disposition of property held for investment, over expenses directly connected with the production of such income). Investment interest that is not deducted can be carried forward indefinitely. When the Plan Stock is sold, investment interest that has been carried forward may be used to offset any gain realized on such sale.

Tax Consequences to the Company. Assuming that the participants make a timely election under Section 83(b) of the Code, no deduction will be available to the Company upon the purchase of Plan Stock by participants. In the absence of a
Section 83(b) election, the Company will be able to deduct any amount includable in the income of participants who are subject to restrictions under
Section 16(b) of the Securities Exchange Act of 1934 six months after purchase, when the Plan Stock becomes freely transferable.

The Plan has been designed to qualify under Section 162(m) of the Code. The Company will be able to deduct the Deferred Awards and other payments pursuant to the Plan when made (unless there has been a Change of Control which results in non-deductible Excess Payments).

The Company will include in its gross income the interest on the Purchase Loans on the same constant yield to maturity basis referred to above.

                          --------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' THE APPROVAL OF THE PLAN.

To be adopted, this proposal would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. In the event the stockholders do not approve the Plan, all Purchase Awards previously granted will be void.

RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 5)

The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the principal independent auditors to examine the consolidated financial statements of the Company and its subsidiaries for the year 1996. Deloitte has acted in this capacity since 1932, is knowledgeable about the Company's operations and accounting practices, and is well qualified to act in the capacity of auditor.

Although this appointment is not required to be submitted to a vote of the stockholders, the Board continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of Deloitte as principal independent auditors. If the stockholders should not ratify, the Audit Committee will investigate the reasons for stockholder rejection and the Board will reconsider the appointment.

A formal statement by representatives of Deloitte is not planned for the Annual Meeting. However, as in past years, they are expected to be present at the meeting and available to respond to appropriate questions.

                          --------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS PRINCIPAL INDEPENDENT AUDITORS FOR THE YEAR 1996.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting is required for ratification of this appointment.

GENERAL INFORMATION

For inclusion in the Company's Proxy Statement and form of proxy, any proposals of stockholders intended to be presented at the 1997 Annual Meeting must be received by the Company no later than November 14, 1996.

To nominate one or more directors and/or propose proper business from the floor for consideration at the 1997 Annual Meeting, other than by inclusion in the Proxy Statement and form of proxy pursuant to the preceding paragraph, stockholders must provide written notice. Such notice should be addressed to the Secretary and be received at the Company's World Headquarters not earlier than January 26, 1997, and not later than February 25, 1997. The Company's By-Laws set out specific requirements which such written notices must satisfy. Copies of those requirements will be forwarded to any stockholder upon written request.

The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be presented at the meeting. However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the Board of Directors may recommend, unless, prior to the meeting, the Board has eliminated that directorship by reducing the size of the Board. The Board is not aware that any nominee herein will be unwilling or unable to serve as a director.

A stockholder who wishes to give a proxy to someone other than the Board's proxy committee may strike out the names appearing on the enclosed form of proxy, write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. The Company has engaged Georgeson & Co., a proxy solicitation firm, to assist by mail or telephone, in person, or otherwise in the solicitation of proxies. Georgeson's fee is expected to be approximately $20,000 plus expenses. A few regular employees may also participate in the solicitation, without additional compensation. In addition, the Company will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company's stock and obtaining their proxies.

You are urged to mark, sign, date, and return your proxy promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

                                                 KARL R. BARNICKOL

                                                 Assistant Secretary

March 14, 1996

                                                                     APPENDIX A

                  MONSANTO MANAGEMENT INCENTIVE PLAN OF 1996

I. GENERAL PROVISIONS

1. PURPOSES

The Monsanto Management Incentive Plan of 1996 is designed to:

* focus management on business performance that creates stockholder value,

* encourage innovative approaches to the business of the Company,

* reward for results,

* encourage ownership of Monsanto common stock by management, and

* encourage taking higher risks with an opportunity for higher reward.

This Incentive Plan shall be effective April 15, 1996 (``Effective Date''), subject to the approval of this Incentive Plan by the stockholders of the Company.

2. DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

``Associated Company'' means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

``Award'' means any Stock Option, Stock Appreciation Right, Restricted Share, unrestricted Share, dividend equivalent unit or other award granted under this Incentive Plan.

``Board'' means Board of Directors of the Company.

``Committee'' means the ECDC, or its permitted delegate.

``Compensation Committee'' means one or more committees appointed by the ECDC composed of one or more senior managers of the Company or a Subsidiary to whom the ECDC may delegate its powers (or a portion thereof) to administer this Incentive Plan pursuant to Section 3(a) of this Article I.

``ECDC'' means the Executive Compensation and Development Committee or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Incentive Plan pursuant to Section 3(a) of this Article I.

``Company'' means Monsanto Company, a Delaware corporation.

``Eligible Participant'' means any officer or other salaried employee (including a director who is a salaried employee) of the Company, a Subsidiary, or an Associated Company.

``Incentive Plan'' means the Monsanto Management Incentive Plan of 1996, set forth herein.

``Fair Market Value'' shall mean, with respect to any given day, the average of the highest and lowest sales prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by The Wall Street Journal, mid-west edition, under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

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
``Incentive Stock Option'' or ``Incentive Option'' means an option meeting the definition of that term as set forth in Section 3 of Article II of this Incentive Plan.

``1984 Plan'' means the Monsanto Management Incentive Plan of 1984, as amended.

``1986 Plan'' means the Searle Monsanto Stock Option Plan of 1986, as amended.

``1988/I Plan'' means the Monsanto Management Incentive Plan of 1988/I, as amended.

``1988/II Plan'' means the Monsanto Management Incentive Plan of 1988/II, as amended.

``1991 Plan'' means the NutraSweet/Monsanto Stock Plan of 1991, as amended.

``1994 NutraSweet/Monsanto Plan'' means the NutraSweet/Monsanto Stock Plan of 1994, as amended.

``1994 Plan'' means the Monsanto Management Incentive Plan of 1994, as amended.

``1994 Searle/Monsanto Plan'' means the Searle/Monsanto Stock Plan of 1994, as amended.

``Non-Qualified Stock Option'' or ``Non-Qualified Option'' means an option referred to in Section 4 of Article II of this Incentive Plan.

``Participant'' means an Eligible Participant to whom a Stock Option or a Stock Appreciation Right has been granted, a bonus commitment made or a bonus awarded pursuant to this Incentive Plan.

``Reporting Person'' means a person subject to the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934 (or any law, rule, regulation or other provision that may replace such statute) with respect to Shares.

``Restricted Shares'' means Shares that were made subject to restrictions in accordance with Section 6 of Article II of this Incentive Plan.

``Shares'' means shares of common stock of the Company and any shares of stock or other securities received as a result of a Share adjustment as set forth in
Section 4 of this Article I.

``Stock Appreciation Right'' means a right referred to in Section 5 of Article II of this Incentive Plan.

``Stock Appreciation Right Fair Market Value'' or ``SAR Fair Market Value'' shall mean a value established by the Committee for the exercise of a Stock Appreciation Right. If such exercise occurs during any quarterly ``window period'' as specified by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, the Committee may establish a common value for exercises during such window period.

``Stock Option'' or ``Option'' shall mean Incentive Stock Options and/or Non-Qualified Stock Options.

``Subsidiary'' means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

``Termination of Employment'' means the discontinuance of employment of a Participant for any reason other than a Transfer.

``Transfer'' means: (i) for the purpose of an Incentive Stock Option, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries; and (ii) for the purpose of a Non-Qualified

Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), a change of employment of a Participant within the group consisting of the Company and its Subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of the Company, its Subsidiaries and Associated Companies.

3. ADMINISTRATION

(a) This Incentive Plan shall be administered by the ECDC, except to the extent the ECDC delegates administration pursuant to this paragraph. The ECDC may delegate all or a portion of the administration of this Incentive Plan to one or more Compensation Committees and may authorize further delegation by the Compensation Committees to senior managers of the Company or its Subsidiaries; provided that determinations regarding the timing, pricing, amount and terms of any Award to a Reporting Person shall be made only by the ECDC. No person shall be eligible or continue to serve as a member of the ECDC unless such person is (i) a ``disinterested person'' within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule and (ii) an ``outside director'' within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as may be amended from time to time, and no person shall be eligible for the grant of an Award under this Incentive Plan while serving as a member of the ECDC.

(b) The Committee shall have the exclusive right to interpret this Incentive Plan, to select the persons who are to receive Awards, and to act in all matters pertaining to the granting of Awards under this Incentive Plan including, without limitation, the timing, pricing, amount and terms of any Award and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant shall have any right to be considered for or to receive any Awards. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Eligible Participants.

(c) The Committee may adopt and amend from time to time rules and regulations of general application for the administration of this Incentive Plan.

(d) Without limiting the foregoing Sections 3(a), (b) and (c) of this Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards in the event of: a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by, another corporation; a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity; a separation from the Company, including any spin-off or other distribution to stockholders other than an ordinary cash dividend; a tender or exchange offer for Shares made by any corporation, person or entity (other than the Company); or other reorganization in which the Company will not survive as an independent, publicly-owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Stock Options, Stock Appreciation Rights, Awards of Restricted Shares and other Awards so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Awards (including, without limitation, agreements with respect to Restricted Shares), or by taking action with respect to individual Participants. The Committee may take such actions as part of the Awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, separation, tender or exchange offer or other reorganization.

4. SHARE ADJUSTMENTS

In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by the Company of all or part of its assets, or a separation from the Company, including any spin-off or other distribution to stockholders other than an ordinary cash dividend, results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then:

   (i) the total number of Shares authorized for Awards under this Incentive
       Plan;

  (ii) the number and class of Shares (A) that may be subject to Stock Options or Stock Appreciation Rights, (B) which have not been issued or transferred under outstanding Stock Options or Stock Appreciation Rights, and (C) which have been awarded but are undelivered under this Incentive Plan; and

 (iii) the purchase price to be paid per Share under outstanding Stock Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights;

shall in each case be appropriately adjusted by the Committee in its discretion; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time.

5. SHARES AUTHORIZED

The total number of Shares for which awards may be granted under this Incentive Plan shall not exceed 9,250,000 Shares. Notwithstanding the foregoing, the total number of Shares that shall be available for Awards of Restricted or unrestricted Shares shall be 1/2 of 1% of the total number of Shares outstanding. The limitations in this Section 5 are subject to the adjustments provided for in Section 4 of this Article I; the provisions of Section 1(b) of
Article II of this Incentive Plan; and the provisions of Section 3(d) of
Article III of this Incentive Plan.

The total number of Shares for which Awards may be granted under this Incentive Plan to any one Eligible Participant shall not exceed in any three-year period 15% of the total number of Shares for which Awards may be made under this Incentive Plan, subject to the adjustments provided for in Section 4 of this
Article I.

II. AWARDS

1. SHARES USED FOR AWARDS

(a) The Shares for which Options may be granted under this Option Plan may be authorized but unissued Shares, or treasury Shares, or both.

(b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II or the exercise of a Stock Appreciation Right under Section 5 of this Article II, the Shares subject to such Option shall again be available for Option grants under this Option Plan without again being charged against the authorized Shares set forth in Section 5 of Article I if not prohibited by Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or provision). Any amendment of any Option or Stock Appreciation Right by the Committee pursuant to Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new Option for the purpose of Section 5 of
    Article I.

(c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant, his legal representative, or in the event of death, a beneficiary designated in writing by the Participant during his lifetime, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 5 of Article I.

(d) In the event that any Award or installment thereof ceases to be payable for any reason, the Shares subject to such Award shall again be available for Award without again being charged against the limitations on the number of Shares set forth in Section 5 of Article I if not prohibited by Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or provision).

2. INCIDENTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

(a) An Award of Stock Options or Stock Appreciation Rights may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant, except that Incentive Options may not be awarded to employees of Associated Companies. Each Stock Option and Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option or Stock Appreciation Right, provisions as to performance conditions and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

(b) An Incentive Stock Option or Stock Appreciation Right shall not be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Non-Qualified Stock Option or Stock Appreciation Right shall not be transferable except by will, by the laws of descent and distribution, pursuant to a written beneficiary designation, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or the rules thereunder, or in such circumstances as would not result in the failure to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or provision) if the transferor were a Reporting Person.

(c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), including, at the Committee's option, Restricted Shares, with a Fair Market Value equal to the Option price as payment.

(d) The Option price per share shall be established by the grant and shall not be decreased thereafter except pursuant to Section 4 of Article I of this Incentive Plan.

(e) The Committee, in its discretion, may provide for the escalation of the Option price per Share over all or part of the term of the Option.

(f) The Committee, in its discretion, may offer Participants the opportunity to elect to receive an Option grant in lieu of a salary increase or a bonus or may offer Participants the opportunity to purchase Options for cash or such other consideration as the Committee in its discretion determines.

3. INCENTIVE OPTIONS

An Incentive Option shall be an ``Incentive Stock Option'' as that term is defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Incentive Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares and only to Eligible Participants, each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until April 14, 2006, subject to the following conditions:

(a) The Option price per Share shall be set by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant.

(b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

      (i) as a result of retirement as defined by the Committee or total and permanent disability as determined by the Committee, in which event such period shall not exceed--

          (A) in the case of an Option, the original term of the Option; and

          (B) in the case of a Stock Appreciation Right, one year after such retirement or disability or after resignation as an officer or director of the Company, whichever shall last occur (unless earlier terminated pursuant to Section 5(b) of this Article II);

              or

     (ii) as a result of death, or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

    provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

(c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000; however, if the Fair Market Value of Incentive Stock Option Shares (at date of grant) exceeds $100,000 in the calendar year in which Incentive Stock Options are first exercisable, Shares with a Fair Market Value at date of grant exceeding $100,000 shall not be deemed to be Incentive Stock Options.

(d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee; including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to performance conditions.

4. NON-QUALIFIED OPTIONS

One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

(a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant (or such later date as the Committee shall determine to be the grant date).

(b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

      (i) as a result of retirement as defined by the Committee or total and permanent disability as determined by the Committee, in which event such period shall not exceed--

          (A) in the case of an Option, the original term of the Option; and

          (B) in the case of a Stock Appreciation Right, one year after such retirement or disability or after resignation as an officer or director of the Company, whichever shall last occur (unless earlier terminated pursuant to Section 5(b) of this Article II);

          or

     (ii) as a result of death, or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

    provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

(c) The Option grant may include any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to the satisfaction of performance conditions.

5. STOCK APPRECIATION RIGHTS

A Stock Appreciation Right may be granted to an Eligible Participant in connection with (and only in connection with) an Incentive Stock Option or a Non-Qualified Option granted under this Incentive Plan, or under any other incentive plan of the Company or its Subsidiaries which was approved by the stockholders, subject to the following terms and conditions:

(a) Such Stock Appreciation Right shall entitle a holder of an Option within the period specified for the exercise of the Option in the related Option grant to surrender the unexercised Option (or a portion thereof) and to receive in exchange therefor a payment in cash or Shares having an aggregate value equal to the product of (i) the amount by which (A) the SAR Fair Market Value of each Share exceeds (B) the Option price per Share, times (ii) the number of Shares under the Option, or portion thereof, which is surrendered.

(b) Except as expressly provided herein, each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The Committee may grant Stock Appreciation Rights concurrently with grants of Options or in connection with previously granted Options under this Incentive Plan, or under any other incentive plan of the Company or its Subsidiaries which was approved by the stockholders, which are unexercised and have not terminated or lapsed. With respect to Stock Appreciation Rights granted in connection with such previously granted Options, the Committee shall provide that such Stock Appreciation Rights shall not be exercisable until the holder completes six (6) months (or such longer period as the Committee shall determine) of service with the Company, a Subsidiary, or an Associated Company immediately following the date of the grant of such Stock Appreciation Rights.

(c) The Committee shall have sole discretion to determine in each case whether the payment will be in the form of all cash, all Shares (which may, at the Committee's discretion, be Restricted Shares), or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined as follows: the amount payable in Shares shall be divided by the SAR Fair Market Value of Shares. The payments to be made, in whole or in part, in cash upon the exercise of Stock Appreciation Rights by any officer of the Company shall be made in accordance with the provisions relating to the exercise of stock appreciation rights of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

(d) Upon exercise of a Stock Appreciation Right, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. To the extent that a Stock Appreciation Right shall be exercised, any Shares transferred upon such exercise shall not be charged against the maximum limitations upon the grant of Options set forth in this Incentive Plan under which such Option shall have been granted but the Option in connection with which a Stock Appreciation Right shall have been granted shall be deemed to have been exercised for the purpose of such maximum limitations.

(e) The Committee shall have sole discretion as to the timing of any payment made in cash, Shares, or a combination thereof upon exercise of Stock Appreciation Rights hereunder, whether in a lump sum, in annual installments or otherwise deferred and the Committee shall have sole discretion to determine whether such payments may bear amounts equivalent to interest or cash dividends.

(f) For purposes of this paragraph 5(f) of Article II:

      (i) ``Unrelated Party'' means any party or group of parties acting together other than (A) the Company, its directors and officers, or
          (B) any nominee holder for any stock exchange;

     (ii) ``Offer'' means any tender or exchange offer made by an Unrelated Party for the Shares and shall be deemed to occur upon the first purchase or exchange of such Shares;

     (iii) ``Change of Control'' means any acquisition, beneficially or otherwise, by any Unrelated Party of 25% or more of the combined voting power of the common and preferred stock of the Company and shall be deemed to occur upon the date that the Unrelated Party attains control of said 25% or more of the combined voting power;

      (iv) ``Change of Control Market Value'' of the Shares means the higher of--

           (A) the value for which such Shares may be exchanged or offered under any Offer pursuant to which Shares are actually exchanged or purchased; or

           (B) the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

    Notwithstanding the foregoing provisions of this Section 5 of Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Offer or Change of Control, a Participant holding an unexercised Stock Appreciation Right may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five
    (5) business day period. The election provided herein shall apply only: (x) during the thirty (30) day period following the first exchange or purchase of Shares pursuant to an Offer; or (y) during the thirty (30) day period following the date on which sufficient Shares are acquired to constitute a Change of Control.

(g) For purposes of this paragraph 5(g) of Article II:

      (i) ``Unrelated Party'' means any party or group of parties acting together other than (A) the Company, its directors and officers, or
          (B) any nominee holder for any stock exchange;

     (ii) ``Alternate Change of Control'' means any acquisition, beneficially or otherwise, by any Unrelated Party of a percentage of the combined voting power of the common and preferred stock of the Company specified by the Committee (but not less than 10%) and shall be deemed to occur upon the date that the Unrelated Party attains control of said percentage of the combined voting power;

    (iii) ``Change of Control Termination of Employment'' means the termination of employment of a Participant by the Company, the Subsidiaries or the Associated Companies without cause (as defined by the Committee) or by the Participant for good reason (as defined by the Committee) within a period of time specified by the Committee following an Alternate Change of Control;

     (iv) ``Alternate Change of Control Market Value'' of the Shares means the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

    Notwithstanding the foregoing provisions of this Section 5 of Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Alternate Change of Control and a Change of Control Termination of Employment, a Participant holding an unexercised Stock Appreciation Right who is selected by the Committee may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Alternate Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only during the thirty (30) day period following a Change of Control Termination of Employment.

6. BONUS SHARES AND RESTRICTED SHARES

(a) An Award of Shares or Restricted Shares may be made at such time or times determined by the Committee following the Effective Date to any person who is an Eligible Participant. The Committee shall have full discretion to determine the terms and conditions of payment of any Award, including without limitation, what part of such Award shall be paid in unrestricted Shares or Restricted Shares, the time or times of payment of any Award, and the time or times of the lapse of the restrictions on Restricted Shares.

(b) For the purpose of determining the number of Shares to be used in payment of an Award, the amount of the Award payable in Shares shall be divided by the Fair Market Value of the Shares on the date of the determination of the amount of the Award by the Committee, or if the Committee so directs, the date immediately preceding the date the Award is paid.

(c) The portion of an Award payable in Restricted Shares shall be paid at the time of the Award either by book-entry registration or by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant. The Participant shall have all of the rights of a stockholder with respect to such Shares, subject to such terms and conditions, including withholding of dividends, forfeitures or resale to the Company, if any, as may be determined by the Committee. The Committee and the Participant may designate the Company or one or more of its employees to act as custodian or escrow for the certificates.

(d) Restricted Shares shall be subject to such terms and conditions, including forfeiture, if any, and to such restrictions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted, at the time a Stock Appreciation Right to be settled with Restricted Shares is granted or at the time of making a bonus award of Restricted Shares. Any new or additional or different Shares or other securities resulting from any adjustment of such Shares of the type described in Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of the Company, a Subsidiary or Associated Company, as the result of death or otherwise, in the event of a relocation of a Participant to another country or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.

7. DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

(a) No cash dividends shall be paid on Shares which have been awarded but not registered or delivered. The Committee may provide, however, that a Participant to whom an Option has been awarded which is exercisable in whole or in part at a future time for Shares or a Participant who has been awarded Shares payable in whole or in part at a future time, shall be entitled to receive an amount per Share, equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the award and the time each such Share is delivered. Such amounts (herein called ``dividend equivalents'') may, in the discretion of the Committee, be:

      (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares or upon expiration of the Option if it shall not have been fully exercised (except that payment of the dividend equivalents on Incentive Options may not be made prior to exercise); or

     (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

    Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 5 of Article I.

(b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

(c) The Committee, in its discretion, may provide that dividends paid on restricted Shares shall, during the applicable restricted period, be held by the Company to be paid upon the lapse of restrictions or to be forfeited upon forfeiture of the Shares.

III. MISCELLANEOUS PROVISIONS

1. Neither a Stock Option nor a Stock Appreciation Right shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company with respect to such Stock Option or Stock Appreciation Right shall forthwith terminate.

2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Participant the right to continue in the employ of his employer or affect the right of his employer to terminate the employment of any such person with or without cause.

3. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant.

4. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

5. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the payment of any bonus award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or award or another exercise or award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such award or another award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award or another award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold. The Committee may permit a Participant (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a fair market value sufficient to cover the amount of such required or permitted withholding taxes.

IV. AMENDMENTS

1. The Board, upon recommendation of the Committee but not otherwise, may from time to time amend or modify this Incentive Plan, including, but not limited to, an amendment which would authorize the Committee to make Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Awards, or discontinue this Incentive Plan or any provision thereof, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of the Company:

   (a) permit the Company to decrease the Option price on any outstanding
       Option;

   (b) permit any change which would require the approval of stockholders under
       Section 16 of the Securities Exchange Act of 1934 or the rules thereunder or under Section 422 of the Internal Revenue Code of 1986, or the rules thereunder (or any law, rule, regulation or other provision that may replace such statutes or rules); or

   (c) change any of the provisions of this Article IV.

2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect any Stock Option or Stock Appreciation Right theretofore granted or bonus commitment or bonus award theretofore made to such Participant under this Incentive Plan.

V. INTERPRETATION

1. This Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or bonus commitment or award under the 1984 Plan, the 1986 Plan, the 1988/I Plan, the 1988/II Plan, the 1991 Plan, the 1994 Plan, the 1994 Searle/Monsanto Plan, or the 1994 NutraSweet/Monsanto Plan (or any other incentive plan of the Company, its Subsidiaries, and Associated Companies). No stock options or stock appreciation rights or Awards of Restricted or unrestricted Shares shall be granted under the 1994 Plan, the 1994 Searle/Monsanto Plan, or the 1994 NutraSweet/Monsanto Plan after April 14, 1996.

2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees (hereinafter ``Other Plan''), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan; provided, however, that no such Other Plan shall provide for the granting of options or stock appreciation rights to purchase or receive the appreciation on the shares of any class of stock of the Company, or the making of bonus commitments or bonus awards payable in any class of stock of the Company, which in either form or substance are comparable to those authorized under this Incentive Plan, unless (i) such Other Plan is established or operated in connection with the assumption by the Company or a Subsidiary of the plans, options, stock appreciation rights, bonus commitments or bonus awards of another corporation, or the substitution of an Other Plan or options, stock appreciation rights, bonus commitments or bonus awards under such Other Plan in lieu of the plans, options, stock appreciation rights, bonus commitments or bonus awards of such other corporation, arising out of a merger or consolidation with, or the acquisition of assets or stock of, such other corporation, or other transaction described in Section 424(a) of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time, or (ii) such Other Plan provides for grants of options, stock appreciation rights, bonus commitments or bonus awards to employees substantially all of whom are not Participants.

                                                                     APPENDIX B

                                   MONSANTO

                    EXECUTIVE STOCK PURCHASE INCENTIVE PLAN

1. PURPOSE

The Monsanto Executive Stock Purchase Incentive Plan (the ``Plan'') is intended to promote the long-term growth and financial success of Monsanto Company (the ``Company'') in the interests of the Company and its stockholders and to strengthen the link between management and stockholders by:

* providing senior executives of the Company and its Subsidiaries (as hereinafter defined) with an opportunity to significantly increase their ownership of Common Stock (as hereinafter defined) coupled with incentive awards based in part on the performance of the Common Stock relative to the Index Stocks (as hereinafter defined) and

* providing this opportunity in a manner that places senior executives at risk in the event of poor Company performance.

2. DEFINITIONS

Except where the content otherwise indicates, the following definitions apply:

``Agreement'' means the written agreement entered into between the Company and a Participant to carry out the Plan with respect to the Participant concerning a particular Purchase Award in accordance with the Plan's terms and conditions. The Agreements need not be identical and shall be in the form approved by the Committee.

``Applied Dividends'' means cash dividends and other distributions paid in cash on Common Stock purchased pursuant to a Purchase Award, net of any required tax withholding, and used to prepay the Purchase Loan as required pursuant to
Section 7(e)(i).

``Average Market Price'' of a Security means, for a given period, the sum of the Market Prices of such Security for each Trading Day in the relevant period divided by the number of Trading Days in such period.

``Board'' means Board of Directors of the Company.

``Cause'' means (i) the willful and continued failure of the Participant to perform substantially the Participant's duties with the Company or one of its Subsidiaries (other than any such failure resulting from Disability), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed the Participant's duties,
(ii) the willful engaging by the Participant in illegal conduct or dishonesty which is materially and demonstrably injurious to the Company, or (iii) the conviction of the Participant of a felony involving moral turpitude.

For purposes of this definition, no act or failure to act, on the part of the Participant, shall be considered ``willful'' unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was not inconsistent with the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and not inconsistent with the best interests of the Company.

``Change of Control'' shall be deemed to have occurred if and when (i) any ``person'' (as such term is used in Sections 13(d) and 14(d)(2) of the 1934
Act) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or (ii) individuals who were members of the Board as of the Effective Date (the ``Incumbent

Board'') shall cease to constitute at least a majority of the Board (provided that any individuals whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose any individual whose initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board), or (iii) the consummation of a reorganization, merger, consolidation or sale of all or substantially all the assets of the Company or complete liquidation (``Corporate Transaction''), excluding any such Corporate Transaction pursuant to which (1) substantially all of the stockholders of the Company prior to the Corporate Transaction will own more than 60% of the voting securities of the corporation resulting from such Corporate Transaction in substantially the same proportions as their ownership of Common Stock immediately prior to such Corporate Transaction and (2) individuals who were members of the Incumbent Board immediately prior to the approval of the agreement providing for the Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction.

``Code'' means the Internal Revenue Code of 1986, as amended.

``Commission'' means the Securities and Exchange Commission.

``Committee'' means the Executive Compensation and Development Committee of the Board or such other committee of the Board, composed of not less than two persons who qualify as ``disinterested persons'' as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the 1934 Act, or any successor definition adopted by the Commission, and as ``outside directors'' within the meaning of Section 162(m) of the Code.

``Committee Certification'' means, with respect to the Service Incentive Award, the certification of the Committee that the Company has positive Cumulative Net Income, and with respect to the Shareholder Return Incentive Award, the certification of the Committee as to the Comparative Performance Percentile and that the Company is in the 50th Comparative Performance Percentile or higher. The Committee shall meet to determine such certification not later than the 60th day following the end of the Final Fiscal Year with respect to such Participant or, in the case of a Change of Control, not later than the later of
(i) the 60th day following the Final Fiscal Year or (ii) the 30th day following the Change of Control.

``Common Stock'' means the Common Stock, $2 par value per share, of the Company.

``Comparative Performance Percentile'' shall be calculated by (i) calculating the Total Shareholder Return of each Index Stock; (ii) ranking the Index Stocks according to Total Shareholder Return, (iii) ranking the Company amongst such Index Stocks according to the Total Shareholder Return of the Company, (iv) dividing (x) that number of Index Stocks with lower Total Shareholder Returns than the Total Shareholder Return of the Company by (y) the number of Index Stocks plus 1, and (v) multiplying such quotient by 100. For example, if there are 330 Index Stocks and the Total Shareholder Return of the Company is higher than the Total Shareholder Returns of 180 of the Index Stocks, then the Company ranks in the 54.4th Comparative Performance Percentile.

``Constructive Termination'' means a Participant's voluntary Termination of Service within a period of ninety (90) days following either (i) the 30th day after the Company has received a notice from the Participant describing in reasonable detail a material reduction or material adverse change in the Participant's job responsibilities or title which has not been remedied by the Company during such 30-day period, or (ii) a reduction of more than 20% in the then sum of the Participant's base salary and target annual incentive opportunities, other than a reduction which is part of a general cost reduction affecting at least 80% of the officers of the Company, or in the case of a Participant employed by a Subsidiary of the Company, 80% of the officers of such Subsidiary. A transfer by the Company of a Participant from one Subsidiary to another, or between the Company and any Subsidiary, shall not by itself constitute a Constructive Termination unless it is accompanied by an event in clause (i) or (ii) of the prior sentence.

``Cumulative Net Income'' means, with respect to each Participant's Service Incentive Award, the sum of the net income (loss) as reported in the Company's financial statements, but before taking into account any losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, and any other unusual, non-recurring gain or loss which is separately identified and quantified in the Company's financial statements, including the accompanying notes to financial statements, all being net of taxes, for each Fiscal Year beginning with the Fiscal Year in which such Participant's Purchase Date occurs through and including the Final Fiscal Year.

``Deferred Award'' means the opportunity to receive deferred cash incentive payments pursuant to Section 8.

``Designated Loan Amount'' means, on any date, the original principal amount of the Purchase Loan plus the Interest Spread.

``Designated Payment Date'' means the date designated by the Company for payment of a Deferred Award, which date shall be not more than thirty (30) days following the Committee Certification with respect to such Deferred Award and in any event no later than the March 31 following the Final Fiscal Year or, in the case of a Change of Control, no later than sixty (60) days following the Change of Control.

``Disability'' means the inability of the Participant to perform his or her normal duties of employment as a result of incapacity as determined by the Committee.

``Effective Date'' means the date the Plan is approved by the stockholders of the Company.

``Final Fiscal Year'' means the earliest of (i) the Fiscal Year that includes December 31, 2000, (ii) the Fiscal Year in which such Participant's Termination of Service (other than due to Retirement) occurs or (iii) the last completed Fiscal Year prior to a Change of Control.

``Final Measurement Period'' means the Fiscal Quarter beginning October 1, 2000; provided, however, that (i) for purposes of Section 8(f)(ii), the Final Measurement Period shall mean the last completed Fiscal Quarter prior to the date of such Participant's Termination of Service and (ii) for purposes of
Section 8(g), and, if a Change of Control occurs after a Termination of Service due to Retirement but prior to the end of the Performance Period, for purposes of Section 8(f)(v), the Final Measurement Period shall mean the ten (10) Trading Days ending on the 10th Trading Day prior to the date of the Change of Control.

``Fiscal Quarter'' means any of the three month periods beginning on January 1, April 1, July 1, or October 1 of any year.

``Fiscal Year'' means the fiscal year of the Company.

``Index Stock'' means the common stock of any corporation (other than the Company) included in the Market Index on each Trading Day during the Initial Measurement Period and the Final Measurement Period.

``Initial Measurement Period'' means, with respect to each Participant, the last completed Fiscal Quarter prior to such Participant's Purchase Date, except that for those Participants whose Purchase Date occurs prior to July 1, 1996, the Initial Measurement Period shall mean the period from February 1, 1996 through and including April 30, 1996.

``Interest Rate'' means the ``applicable federal rate'' in effect on the Purchase Date for loans with a maturity of December 31, 2003 with interest compounded annually, as determined by Section 1274(d) of the Code, compounded annually.

``Interest Spread'' means, at the time of determination, interest accrued at the Interest Rate on the Purchase Loan, reduced by Applied Dividends up to the amount of interest accrued, and disregarding any optional prepayments on the Purchase Loan permitted by Section 7(e)(iv).

``Market Index'' shall mean the Standard & Poor's Industrials, or in the event such index is no longer available, such comparable stock market index as may be selected by the Committee.

``Market Price'' with respect to a given Security shall mean, for any given date (or in the event such date is not a Trading Day with respect to such Security, the last Trading Day prior to such date), the closing sale price of such Security on such date, as reported as the New York Stock Exchange-Composite Transactions for such day in The Wall Street Journal, mid-west edition, or, if such Security ceases to be listed on such exchange, as reported on the principal national securities exchange or national automated stock quotation system on which such Security is traded or quoted.

``1934 Act'' means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

``Participant'' means each eligible employee of the Company or any of its Subsidiaries who is designated by the Committee to receive a Purchase Award.

``Performance Period'' means, with respect to each Purchase Award, the period of time beginning on the Purchase Date with respect to such Purchase Award and ending on December 31, 2000.

``Purchase Award'' means an award to a Participant permitting such Participant to purchase shares of Common Stock pursuant to Section 6 at the Purchase Price, together with related Purchase Loan and Deferred Award rights upon exercise of the Purchase Award.

``Purchase Date'' means the date a Participant purchases shares of Common Stock pursuant to a Purchase Award.

``Purchase Loan'' means an extension of credit to the Participant by the Company evidenced by the Purchase Note and secured by a pledge of the shares of Common Stock purchased by the Participant.

``Purchase Note'' means a full recourse promissory note including the terms set forth in Section 7(a).

``Purchase Price'' of the Common Stock means the average of the highest and lowest sales prices of the Common Stock on the Purchase Date, as reported as the New York Stock Exchange-Composite Transactions for such day, or if the Common Stock was not traded on the New York Stock Exchange on such day then on the next preceding day on which the Common Stock was traded, all as reported by The Wall Street Journal, mid-west edition under the heading New York Stock Exchange-Composite Transactions, or, if the Common Stock ceases to be listed on such exchange, as reported on the principal national securities exchange or national automated stock quotation system on which the Common Stock is traded or quoted.

``Retirement'' shall be as defined by the Committee.

``Security'' shall mean the Common Stock or an Index Stock.

``Service'' means employment with the Company or its Subsidiaries.

``Service Incentive Award'' means the amount of cash, if any, payable to the Participant pursuant to the service-based portion of the Deferred Award set forth in Section 8(b).

``Shareholder Return Incentive Award'' means the amount of cash, if any, payable to the Participant calculated pursuant to the performance-based portion of the Deferred Award set forth in Section 8(c).

``Subsidiary'' means a corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

``Tax Rate'' means, at the time of determination, the maximum marginal effective combined federal and state tax rates on ordinary income or capital gains, as the case may be, to which such individual is subject.

``Termination of Service'' means a Participant's termination of Service such that he or she is no longer an employee of either the Company or any of its Subsidiaries for any reason whatsoever.

``Total Purchase Price'' means, with respect to each Participant, the Purchase Price multiplied by the number of shares of Common Stock purchased pursuant to the Purchase Award.

``Total Shareholder Return'' of a Security shall be calculated by (i) assuming that one share of such Security is purchased on the Purchase Date at the Average Market Price of such Security during the Initial Measurement Period,
(ii) assuming that additional shares (or fractions of shares) of such Security are purchased upon the payment of dividends or other distributions to holders of such Security on the initial share of such Security and on shares accumulated through the assumed reinvestment of dividends and other distributions at a price equal to the Market Price of such Security on the date such dividends or distributions are paid, (iii) calculating the number of shares (including fractions of shares) of such Security that would be accumulated over the Performance Period (or such shorter period as provided in the Plan), adjusting, as necessary, for any stock split or similar events, (iv) multiplying the number of shares of such Security (including fractions of shares) determined in clause (iii) by the Average Market Price during the Final Measurement Period, and (v) determining the annual compound rate of growth during the Performance Period (or such shorter period) based upon the value determined in clause (i) and the value determined in clause (iv) for such Security. For example, if the value determined for Common Stock in clause (i) with respect to a Purchase Date of May 1, 1996 is $125 and the value determined in clause (iv) with respect to the Final Measurement Period in the Performance Period is $200, the Total Shareholder Return on the Common Stock for the Performance Period beginning May 1, 1996 and ending December 31, 2000 would be 10.57%. To the extent any noncash dividend or distribution is made to holders of a Security, the Committee shall, in its sole discretion, determine the fair market value of such dividend or distribution, which amount shall be assumed to be reinvested in the manner provided in clause (ii) above.

``Trading Day'' means, with respect to a Security, a day on which such Security is publicly traded.

3. SHARES SUBJECT TO THE PLAN

The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 300,000 shares and no Participant shall be awarded a Purchase Award with respect to more than 50,000 shares; provided, however, that in the event that at any time after the Effective Date a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by the Company of all or part of its assets, or any separation from the Company, including any spin-off or other distribution to stockholders other than an ordinary cash dividend, results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock, then the total number of shares of Common Stock authorized under this Plan, and the maximum number of shares with respect to which a Purchase Award may be awarded to a participant, shall be appropriately adjusted by the Committee in its discretion. Shares of Common Stock that have been included in a Purchase Award but not exercised by a Participant on the Purchase Date may again be awarded under the Plan.

4. TERM OF THE PLAN

The Plan shall become effective upon the approval by the stockholders of the Company. Prior to the Effective Date, the Committee may, in its discretion, grant or authorize the making of Purchase Awards under the Plan as if the Effective Date had occurred, provided that the exercise of Purchase Awards so granted or made shall be expressly subject to the occurrence of the Effective Date. The Plan shall be terminated on December 31, 2000; provided, that Deferred Awards and Purchase Loans outstanding as of such date shall not be affected or impaired by the termination of the Plan; provided further that no Purchase Awards will be granted after December 31, 1999.

5. ELIGIBLE EMPLOYEES

All officers of the Company and other key employees of the Company and its Subsidiaries who, in the opinion of the Committee, can materially influence the long-term performance of the Company and/or its Subsidiaries are eligible to receive a Purchase Award. The Committee shall have the power and complete discretion to select those eligible employees who are to receive Purchase Awards.

6. STOCK PURCHASE

(a) Grant of Purchase Award. The number of shares of Common Stock purchasable under a Purchase Award for any Participant and the Purchase Date shall be determined by the Committee. The Committee shall, with respect to each Purchase Award, give written notice prior to the Purchase Date to each Participant receiving such Purchase Award stating (i) the maximum and minimum number (which numbers may be identical) of shares of Common Stock that may be purchased under the Purchase Award, (ii) the Purchase Date and
    (iii) the Interest Rate and other terms pertaining to the Purchase Loan.

(b) Exercise of Purchase Award. A Participant shall exercise a Purchase Award by delivering to the Company on or prior to the Purchase Date (i) a notice stating the number of shares (not less than the minimum number and not more than the maximum number specified in the Purchase Award) such Participant elects to purchase on the Purchase Date, and (ii) an executed Agreement, Purchase Note and any other documents required pursuant to the Plan, or in lieu of a Purchase Note, a Participant may deliver cash in the amount of the Total Purchase Price for the shares of Common Stock purchased pursuant to the Purchase Award in which case the Designated Loan Amount for purposes of Section 8 shall be deemed to be such Total Purchase Price. Any Participant who does not elect to purchase at least the minimum number of shares under the Purchase Award on or prior to the Purchase Date shall forfeit any rights under the Plan with respect to such Purchase Award, including, without limitation, any right to receive a Purchase Loan or Deferred Award related to such Purchase Award.

(c) Closing Time. The exercise of the Purchase Award, the delivery of the Purchase Note and the issuance by the Company of the Common Stock purchased pursuant to the Purchase Award shall be effective at 5:00 p.m., St. Louis time, on the Purchase Date (the ``Closing Time''). After the Closing Time, such Participant shall be deemed a stockholder of the Company and shall be entitled (i) to dividends and distributions on such Common Stock owned or pledged, (ii) to exercise all voting rights with respect to the Common Stock, and (iii) subject to the terms of the Plan, the Purchase Loan and related documents, to transfer the Common Stock. Notwithstanding anything herein to the contrary, the Committee shall have the absolute right, in its sole discretion, to revoke any Purchase Award, including, without limitation, any right to receive a Purchase Loan or Deferred Award related to such Purchase Award, prior to the Closing Time.

7. LOAN PROVISIONS

(a) General. The Company shall extend a Purchase Loan to a Participant upon exercise of a Purchase Award subject to the terms and conditions set forth in this Section 7. The original principal amount of the Purchase Loan shall be equal to the Total Purchase Price. Such Purchase Loan shall be evidenced by the Purchase Note with full recourse against the maker. The obligations of each Participant under a Purchase Note shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any change in the existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or the market value of the Common Stock or any resulting release or discharge of any obligation of the Company or the existence of any claim, set-off or other rights which any Participant may have at any time against the Company or any other person, whether in connection with the Plan or with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or counterclaim.

    Notwithstanding anything to the contrary in this Section 7, the Company shall not be required to make any Purchase Loan to a Participant if the making of such Purchase Loan will (i) cause the Company to violate any covenant or similar provision in any indenture, loan agreement or other agreement, or (ii) violate any applicable federal, state or local law, provided, that the failure to make such Purchase Loan shall be deemed to revoke the exercise of the related Purchase Award unless otherwise specified by the Participant.

(b) Security. Payment of the Purchase Note shall be secured by a pledge of all of the shares of Common Stock acquired by the Participant upon the exercise of the Purchase Award to which the Purchase Loan relates. The Participant shall effect such pledge by delivering to the Company (i) the certificate or certificates for the shares of Common Stock acquired pursuant to the Purchase Award, accompanied by a duly executed stock power in blank, (ii) a properly executed stock pledge agreement, and (iii) such other documents as may be required by the Committee. A Participant shall always have the right to sell shares of Common Stock acquired pursuant to a Purchase Award provided that (i) such sales must be made in open-market transactions or at a price not less than the Market Price on the Trading Day prior to the date of sale, (ii) the Company shall have a security interest in the proceeds of such sale to the extent of any outstanding Purchase Loan, and (iii) the proceeds of any such sale are utilized in the manner provided in Section 7(e)(iii). Prior to payment in full of the outstanding balance on the Purchase Note (including accrued and unpaid interest), no shares of Common Stock or other collateral pledged to the Company under the stock pledge agreement shall be released except pursuant to Section 7(e)(iii).

(c) Interest. Interest on the principal balance of the Purchase Loan will accrue annually, in arrears, at the Interest Rate. Except as provided in subsections (e), (f) and (g) of this Section 7, (i) accrued interest shall not be payable during the Performance Period but shall be added to the principal balance of the Purchase Loan and (ii) interest that accrues after the end of the Performance Period shall be paid annually in arrears.

(d) Term. The term of the Purchase Loan for any Participant shall begin on such Participant's Purchase Date and, subject to prepayment as provided in subsections (e), (f) and (g) of this Section 7, have a final maturity date of December 31, 2003. The principal balance of the Purchase Loan (including accrued but unpaid interest) outstanding after the prepayment pursuant to
    Section 7(e)(ii) following the end of the Performance Period, if any (the ``Remaining Balance''), shall be payable in three equal annual installments on the first, second and third anniversaries of the end of the Performance Period, with the interest on the unpaid Remaining Balance payable annually, in arrears, on each such anniversary.

(e) Prepayment Obligations Other than Termination of Service.

      (i) Dividends and Distributions. To the extent the Participant receives cash dividends or other distributions paid in cash on Common Stock purchased under the Plan, the Participant shall prepay the Purchase Loan by the full pre-tax amount, net of any required tax withholding on such dividends or other distribution, of such dividend or distribution received within ten (10) days of receipt.

     (ii) Deferred Cash Incentive. To the extent the Participant receives any Service Incentive Award, Shareholder Return Incentive Award or any other payments made by the Company under Section 8 prior to the earliest of (i) Termination of Service due to death, Disability, Constructive Termination or an involuntary Termination of Service without Cause, (ii) a Change of Control or (iii) the end of the Performance Period, the Participant shall immediately prepay the Purchase Loan by the full pre-tax amount of such award upon receipt thereof. In the event the Participant receives any Service Incentive Award, Shareholder Return Incentive Award or any other payments made by the Company under Section 8 after the earliest of (i) Termination of Service due to death, Disability, Constructive Termination or an involuntary Termination of Service without Cause, (ii) a Change of Control or (iii) the end of the Performance Period, the Participant shall immediately prepay the Purchase Loan by the full after-tax amount of such award upon receipt thereof, based upon the Tax Rate.

    (iii) Common Stock Sale. In the event a Participant sells shares of Common Stock acquired under the Plan prior to the earliest of (i) Termination of Service due to Retirement, (ii) a Change of Control or (iii) the end of the Performance Period, the Participant shall immediately prepay the Purchase Loan by the full pre-tax amount of the proceeds of such sale of such shares. In the event a Participant sells shares of Common Stock acquired under the Plan after the earliest of (i) Termination of Service due to Retirement, (ii) a Change of Control or (iii) the end of the

          Performance Period, the Participant shall immediately prepay the Remaining Balance by the full after-tax amount of the proceeds of such sale of such shares, based upon the Tax Rate. A transfer of a Participant's shares of Common Stock to a revocable trust as to which the Participant retains voting and investment power (which powers of revocation, voting and investment may be shared with the Participant's spouse) or a transfer to joint ownership with such Participant's spouse shall not be deemed a sale for purposes of this Section 7(e)(iii) or Section 8(d), although such shares shall remain pledged to secure the Purchase Loan pursuant to Section 7(b) and, solely for the purposes of this Plan, shall be deemed to be owned by the Participant.

     (iv) Optional Prepayments. The Participant may prepay all or any portion of the Purchase Loan at any time.

      (v) Application of Prepayments. All prepayments made to the Company pursuant to this Section 7(e) shall first be applied to pay accrued interest on the Purchase Loan and then to reduce the principal balance due on the Purchase Loan. Any prepayment of the Remaining Balance shall be applied to the principal payments due thereon in chronological order of maturity.

(f) Prepayment Obligations for Change of Control or Termination of Service During the Performance Period. In the event of a Participant's Termination of Service for any reason prior to the end of the Performance Period except Retirement or following a Change of Control, any outstanding balance (including accrued and unpaid interest) of the Purchase Loan shall be due and payable on the later of (i) the 90th day following the Designated Payment Date or (ii) the 90th day following the first date on which the Participant may sell the Common Stock purchased under the Plan without incurring liability under the federal securities laws, including Section 16 of the 1934 Act, (limited, in the case of Section 16, to liability relating to purchases or sales of Common Stock or any derivative security occurring prior to the Termination of Service). There shall be no prepayment obligation incurred solely as a result of a Participant's Retirement prior to the end of the Performance Period.

    Upon a Change of Control prior to the earlier of the Participant's Termination of Service (other than due to Retirement) or the end of the Performance Period, any outstanding balance (including accrued and unpaid interest) of the Participant's Purchase Loan (subject to any prepayments pursuant to Section 7(e)) shall become due and payable in three equal annual installments on the first, second and third anniversaries of the date of such Change of Control. Interest on the unpaid principal balance of such Purchase Loan during such three-year period shall accrue at the Interest Rate and shall be payable annually, in arrears, on each such anniversary.

(g) Prepayment Obligations for Termination of Service for Cause Following Completion of the Performance Period. Upon a Termination of Service for Cause following the end of the Performance Period, any outstanding balance on the Purchase Loan (including any accrued and unpaid interest) shall become due and payable on the later of (i) the 120th day following such Termination of Service for Cause or (ii) the 90th day following the first date on which the Participant may sell the Common Stock purchased under the Plan without incurring liability under the federal securities laws, including Section 16 of the 1934 Act, (limited, in the case of Section 16, to liability relating to purchases or sales of Common Stock or any derivative security occurring prior to the Termination of Service for Cause).

8.DEFERRED AWARD; PAYMENTS OF SERVICE INCENTIVE AWARD AND
  SHAREHOLDER RETURN INCENTIVE AWARD

(a) Deferred Award. The Company shall extend a Deferred Award to a Participant upon exercise of a Purchase Award, subject to the terms and conditions set forth in this Section 8. The maximum amount payable to any Participant pursuant to a Deferred Award, consisting of a Service Incentive Award and a Shareholder Return Incentive Award, shall equal the Designated Loan Amount at the time such cash award payments are made. Notwithstanding any provision of the Plan to the contrary, no Service Incentive Award or Shareholder Return Incentive Award is payable under this Section 8 unless there has been a Committee Certification with respect to such Service Incentive Award or Shareholder Return Incentive Award.

(b) Service Incentive Award. The Service Incentive Award with respect to any Purchase Award, which shall not be in excess of one-third of the Designated Loan Amount on the Designated Payment Date, will be based on the Participant's length of Service during the Performance Period, subject to the Committee Certification. Except as otherwise set forth in Sections 8(d), 8(f) and 8(g), and subject to the Committee Certification, a Participant shall be entitled, at the time of payment specified in Section 8(e), to a Service Incentive Award equal to (A)(i) the number of full months in which a Participant remains in Service during the Performance Period divided by (ii) the number of full months in such Participant's Performance Period, multiplied by (B) 33-1/3% of the Designated Loan Amount on the Designated Payment Date pursuant to Section 8(e).

(c) Shareholder Return Incentive Award. The Shareholder Return Incentive Award with respect to a particular Purchase Award, which shall not be in excess of two-thirds of the Designated Loan Amount on the Designated Payment Date, will be based on the Comparative Performance Percentile, subject to the Committee Certification. Except as set forth in Section 8(f), the portion of the Shareholder Return Incentive Award earned as a percentage of the Designated Loan Amount at the time such Shareholder Return Incentive Award is made pursuant to Section 8(e) will vary in accordance with Table A that follows:

                                    TABLE A
                  SHAREHOLDER RETURN INCENTIVE AWARD SCHEDULE

                                                                               Shareholder Return
                                                                              Incentive Award as a
                                                                            Percentage of Designated
        Comparative Performance Percentile                                         Loan Amount
        ----------------------------------                                  ------------------------

        Below 50th........................................................                0%

        50th..............................................................           16-2/3%

        55th..............................................................           26-2/3%

        60th..............................................................           36-2/3%

        65th..............................................................           46-2/3%

        70th..............................................................           56-2/3%

        75th and Above....................................................           66-2/3%


Note: Payments for performance between the listed percentiles will be interpolated on a straight-line basis (e.g., Total Shareholder Return of the Company at the 58th Comparative Performance Percentile will result in a Shareholder Return Incentive Award equal to 32-2/3% of the Designated
      Loan Amount on the Designated Payment Date).

(d) Forfeiture Upon Premature Sale of Stock. The sale of any shares of Common Stock acquired under a Purchase Award prior to the earliest of (i) a Participant's Termination of Service, (ii) a transaction in connection with a Change of Control, or (iii) the end of the Performance Period (such sale being referred to herein as a ``premature sale''), shall cause the forfeiture of such Participant's Shareholder Return Incentive Award. For purposes of such Participant's Service Incentive Award, the premature sale shall be treated the same as a voluntary Termination of Service under
    Section 8(f)(i) on the date of such premature sale; provided that any such payments to Participants shall be applied to prepay the Purchase Loan in accordance with Section 7(e)(ii). A transfer of a Participant's shares of Common Stock to a revocable trust as to which the Participant retains voting and investment power (which powers of revocation, voting and investment may be shared with the Participant's spouse) or a transfer to joint ownership with such Participant's spouse shall not be deemed a sale for purposes of this Section 8(d) and, solely for the purposes of this Plan, such shares of Common Stock shall be deemed to be owned by the Participant.

(e) Timing of Payment. Payment of any Service Incentive Award and/or Shareholder Return Incentive Award shall be made on the Designated Payment Date following the earliest of the end of the Performance Period, a Termination of Service (other than due to Retirement), a premature sale under Section 8(d) or a Change of Control; provided, however, that any payment of a Service Incentive Award or Shareholder Return Incentive Award shall be applied to prepay the Purchase Loan in accordance with Section 7(e)(ii).

(f) Treatment of a Termination of Service.

       (i) Upon a Termination of Service prior to the end of the Performance Period for any reason except death, Disability, Retirement, Constructive Termination or an involuntary Termination of Service without Cause, the Participant shall be entitled to the Service Incentive Award but shall not be entitled to receive any Shareholder Return Incentive Award; provided that in the event such Termination of Service occurs prior to the first anniversary of the Purchase Date or in the event such Termination of Service occurs at any time during the Performance Period for Cause, the Participant shall not be entitled to receive any Service Incentive Award.

      (ii) Upon a Termination of Service prior to the end of the Performance Period due to death, Disability, Constructive Termination or an involuntary Termination of Service without Cause, the Participant will be entitled to (i) the Service Incentive Award and (ii) a potential payment under the Participant's Shareholder Return Incentive Award based on the Comparative Performance Percentile as measured from the Initial Measurement Period through and including the Final Measurement Period, prorated according to the number of full months that the Participant was in Service during such Participant's Performance Period.

     (iii) If a Participant's Termination of Service is due to death or Disability and the aggregate Market Price on the 30th day after the Designated Payment Date of the shares of Common Stock pledged as of such date pursuant to Section 7(b), if any (together with the fair market value of any non-cash distributions which are so pledged), is less than the outstanding balance of the Purchase Loan (including accrued and unpaid interest) on such date, then the Company will pay to the Participant or such Participant's estate an amount in cash equal to such shortfall (together with an amount necessary for the reimbursement of any taxes payable by the Participant as a result of any such additional payment to the Participant); provided that the sum of any payments under this Section 8(f)(iii) (including such reimbursement of taxes) together with the payment of any Deferred Award on the Designated Payment Date shall not exceed the Designated Loan Amount on the Designated Payment Date; provided further that no payments shall be made under this Section 8(f)(iii) unless there has been a Committee Certification with respect to the Service Incentive Award payable on the Designated Payment Date.

      (iv) If a Participant's Termination of Service is due to Constructive Termination or an involuntary Termination of Service without Cause and the aggregate Market Price on the 30th day after the Designated Payment Date of the shares of Common Stock pledged as of such date pursuant to Section 7(b), if any (together with the fair market value of any non-cash distributions which are so pledged), is less than the outstanding balance of the Purchase Loan (including accrued and unpaid interest) on such date, then the Company will pay to the Participant an amount equal to such shortfall (together with an amount for the reimbursement of any taxes payable by the Participant as a result of any such additional payment to the Participant); provided that the sum of any payments (including such reimbursement of taxes) together with the payment of any Service Incentive Award on the Designated Payment Date shall not exceed one-third of the Designated Loan Amount on the Designated Payment Date; provided, further, that no payments shall be made under this Section 8(f)(iv) unless there has been a Committee Certification with respect to the Service Incentive Award payable on the Designated Payment Date.

       (v) Upon Retirement prior to the end of the Performance Period, the Participant will be entitled to (i) the Service Incentive Award and (ii) a potential prorated Shareholder Return Incentive Award based on the Comparative Performance Percentile as measured from the Initial Measurement Period through and including the Final Measurement Period, prorated according to the number of full months that the Participant was in Service during such Participant's Performance Period.

      (vi) In the event a Participant exercises a Purchase Award but either does not enter into a Purchase Loan or subsequently prepays the entire Purchase Loan pursuant to Section 7(e)(iv) prior to any Termination of Service or Change of Control, as the case may be, the amount of any payment by the Company pursuant to Sections 8(f)(iii), 8(f)(iv) or 8(g)(ii) shall be based upon (subject to any maximum and other limitations set forth therein) the excess, if any, of (i) the Total Purchase Price over (ii) the sum of (x) the aggregate Market Price on the 30th day after the Designated Payment Date of the shares of Common Stock purchased pursuant to a Purchase Award and still owned by the Participant on such date (together with the fair market value of any non-cash distributions made to the Participant with respect to shares of Common Stock acquired on the Purchase Date), (y) the proceeds of any sales of shares of Common Stock acquired on the Purchase Date (which sales must have been made in open-market transactions) sold on or after the date of Termination of Service or Change of Control, as the case may be, and prior to such 30th day, and (z) the after-tax amount of any Shareholder Return Incentive Award and Service Incentive Award paid to the Participant based on the Tax Rate.

(g) Change of Control.

       (i) Upon a Change of Control of the Company prior to the Termination of Service of a Participant, the Participant shall be entitled to (a) a Service Incentive Award equal to one-third of the Designated Loan Amount on the Designated Payment Date following such Change of Control, and (b) the right to receive a potential Shareholder Return Incentive Award without any proration based upon the Comparative Performance Percentile as measured from the Initial Measurement Period through and including the Final Measurement Period.

      (ii) If there is a Change of Control of the Company prior to the Termination of Service of a Participant (other than due to Retirement) and the aggregate Market Price on the 30th day after the Designated Payment Date of the shares of Common Stock of a Participant pledged as of such date pursuant to Section 7(b), if any (together with the fair market value of any non-cash distributions which are so pledged), is less than the outstanding balance of the Purchase Loan (including accrued and unpaid interest) on such date, then the Company will pay to the Participant an amount in cash equal to such shortfall (together with an amount necessary for the reimbursement of any taxes payable by the Participant as a result of any such additional payment to the Participant); provided that the sum of any payments under this Section 8(g)(ii) (including such reimbursement of taxes) together with the payment of any Deferred Award on the Designated Payment Date shall not exceed the Designated Loan Amount (or in the case of a Change of Control following a Termination of Service due to Retirement, a pro rata portion of the Designated Loan Amount based upon the number of full months that the Participant was in Service during the Participant's Performance Period) on the Designated Payment Date; provided further that no payments shall be made under this Section 8(g)(ii) unless there has been a Committee Certification with respect to the Service Incentive Award payable on the Designated Payment Date.

9. PLAN ADMINISTRATION

The Plan shall be administered by the Committee. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the ``disinterested directors'' on the Board (as defined in Rule 16b-3(c)(2) under the 1934 Act) who are also ``outside directors'' within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall interpret the Plan and make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan into effect. Deferred Awards under Section 8 are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, and these provisions shall be interpreted accordingly. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to determine (i) the individuals to whom the Purchase Awards are granted,
(ii) the time or times the Purchase Awards are granted, (iii) the Purchase Dates for such Purchase Awards, (iv) the basis for any Termination of Service, including whether or not it was for Cause, Disability, Retirement or otherwise (which determination shall be reasonable), (v) the calculation of Total Shareholder Return, (vi) the Comparative Performance Percentile, (vii) the Committee Certification, and (viii) the forms, terms and provisions of the Agreement and any other documents under the Plan. Any action taken or determination made by the Committee pursuant to this paragraph and the other paragraphs of the Plan in which the Committee is given discretion shall be final and conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the entire Committee. The Committee may consult with counsel, who may be counsel to the Company, and such other advisors as the Committee may deem necessary and/or desirable, and the members of the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel or any other advisor.

10. AMENDMENT AND DISCONTINUANCE OF THE PLAN

The Board, upon the recommendation of the Committee, may amend, suspend or terminate the Plan at any time, subject to the provisions of this Section 10. No amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 promulgated under the 1934 Act, or such successor rule as may hereinafter be in effect, or Section 162(m) of the Code or may, without the consent of the Participant, adversely affect such Participant's rights under the Plan in any material respect. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by Rule 16b-3, law or agreement.

11. MISCELLANEOUS PROVISIONS

(a) Unsecured Status of Claim. Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of the Company. No assets of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfillment of the Company's obligations under the Plan.

    Any and all of the Company's assets shall be, and shall remain, the general unpledged and unrestricted assets of the Company. The Company's obligations under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay employee compensation benefits in the future.

(b) Employment Not Guaranteed. Nothing contained in the Plan nor any related Agreement nor any action taken in the administration of the Plan shall be construed as a contract of employment or as giving a Participant any right to be retained in the Service of the Company.

(c) Nonassignability. No person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the deferred cash incentive, if any, payable under the Plan, or any part thereof, or any interest therein, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No portion of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, lien or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency. Any such transfer or attempted transfer in violation of the preceding provisions shall be considered null and void. In addition, no derivative security (as defined in Rule 16a-

    1(c), as promulgated by the Commission under the 1934 Act, or any successor definition adopted by the Commission) issued under the Plan shall be transferable by a Participant (to the extent transferable under the Plan) other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Securities Act of 1974 or the rules promulgated thereunder.

(d) Separability, Validity. This Plan is intended to qualify under Rule 16b-3 of the 1934 Act. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, then such terms and provisions shall be deemed inoperative to the extent they so conflict with such requirements. In the event that any provision of the Plan or any related Agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Agreement.

(e) Withholding Tax. The Company shall withhold from all benefits due under the Plan an amount sufficient to satisfy any federal, state and local tax withholding requirements.

(f) Applicable Law. The Plan and any related Agreements shall be governed in accordance with the laws of the State of Delaware without regard to the application of the conflicts of law provisions thereof. The obligation of the Company with respect to the grant and exercise of Purchase Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Stock may be listed.

(g) Inurement of Rights and Obligations. The rights and obligations under the Plan and any related Agreements shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

(h) Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (A) if to the Company--at its principal business address to the attention of the Secretary; (B) if to any Participant--at the last address of the Participant known to the sender at the time the notice or other communication is sent.

(i) Exclusion from Pension and Other Benefit Plan Computation. By exercise of a Purchase Award, each Participant shall be deemed to have agreed that such Purchase Award and any Service Incentive Award and Shareholder Return Incentive Award payable under Section 8 hereof, as applicable, is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its Subsidiaries. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such Purchase Award and any Service Incentive Award and Shareholder Return Incentive Award, as applicable, will not affect the amount of any life insurance coverage, if any, provided by the Company or any of its Subsidiaries on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries.

                                                       NOTICE OF ANNUAL MEETING

                                                                OF STOCKHOLDERS

                                                            AND PROXY STATEMENT




                                                                       MONSANTO

MONSANTO
PLACE: World Headquarters
       800 N. Lindbergh Blvd.
       St. Louis County, Mo.

 Common Stock

    PROXY

   Annual
   Meeting
  1:30 P.M.
April 26, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert B. Shapiro, Nicholas L. Reding, and
Karl R. Barnickol, and each of them, with full power of substitution, proxies to vote all shares of Common Stock of Monsanto Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders, and any adjournments thereof, as specified upon the matters indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN U.S.A.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED ``FOR'' ITEMS 1, 2, 3, 4, AND 5.

------------------- , 1996   ------------------------------------------  PLEASE
       Date                  Please sign your name or names exactly as    SIGN
                             printed hereon. When shares are held by
                             joint tenants, both should sign. Trustees and other fiduciaries should so indicate when signing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' ITEMS 1, 2, 3, 4, AND 5.

1. Election of Directors   / / FOR all nominees listed   / / WITHHOLD AUTHORITY
                               below  (except as             to vote for all
                               written to the contrary       nominees listed
                               below)                        below

 R. B. Shapiro, J. T. Bok, R. M. Heyssel, G. S. King, P. Leder, H. M. Love,
 F. A. Metz, Jr., J. F. M. Peters, N. L. Reding, J. S. Reed, W. D. Ruckelshaus, and J. B. Slaughter.

 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in this space.)

2. Approval of Amendment to the Company's
   Certificate of Incorporation to increase
   the authorized shares of Common Stock.     / / FOR  / / AGAINST  / / ABSTAIN

3. Approval of Monsanto Management Incentive
   Plan of 1996.                              / / FOR  / / AGAINST  / / ABSTAIN

4. Approval of Monsanto Executive Stock
   Purchase Incentive Plan.                   / / FOR  / / AGAINST  / / ABSTAIN

5. Ratification of Deloitte & Touche LLP
   as principal independent auditors for
   1996.                                      / / FOR  / / AGAINST  / / ABSTAIN


                          PLEASE SIGN ON REVERSE SIDE.

TO PARTICIPANTS IN: SAVINGS AND INVESTMENT PLAN (SIP) AND
                    PAYROLL RELATED EMPLOYEE STOCK OWNERSHIP PLAN

Participants may instruct the Trustee as to the manner in which Monsanto stock held for their accounts and entitled to vote shall be voted at Stockholders' meetings. The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement for Monsanto Company's 1996 Annual Meeting are being provided to you by the Trustee. If you desire to instruct the Trustee in the voting of your plan shares, you should fill in the reverse side of this voting form, date, sign, and return this form in the enclosed envelope. No postage is required if mailed in the U.S.A. The shares will be voted at the Annual Meeting to be held at the Company's World Headquarters, 800 North Lindbergh Blvd., St. Louis County, Missouri, on April 26, 1996 at 1:30 p.m., or at any adjournment thereof.



THE TRUSTEE MUST RECEIVE THIS FORM ON OR PRIOR TO APRIL 22, 1996. THE TRUSTEE WILL VOTE YOUR SHARES AS YOU DIRECT ONLY IF THE SIGNED FORM IS RECEIVED ON OR PRIOR TO APRIL 22, 1996, AND YOU HAVE SPECIFIED YOUR DIRECTIONS HEREIN. OTHERWISE, THE TRUSTEE WILL VOTE YOUR SIP SHARES IN PROPORTION TO THE VOTES OF THE OTHER SIP PARTICIPANTS.
MONSANTO               ------------------, 1996   -----------------------------
                             Date                          Signature

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' ITEMS 1, 2, 3, 4, AND 5 AND TO ``GRANT AUTHORITY'' FOR ITEM 6.

1. Election of Directors   / / FOR all nominees listed   / / WITHHOLD AUTHORITY
                               below (except as written      to vote for all
                               to the contrary below)        nominees listed
                                                             below

   R. B. Shapiro, J. T. Bok, R. M. Heyssel, G. S. King, P. Leder, H. M. Love,
   F. A. Metz, Jr., J. F. M. Peters, N. L. Reding, J. S. Reed, W. D. Ruckelshaus, and J. B. Slaughter.

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in this space.)

  2. Approval of Amendment to the Company's
     Certificate of Incorporation to increase
     the authorized shares of Common Stock.   / / FOR  / / AGAINST  / / ABSTAIN

  3. Approval of Monsanto Management
     Incentive Plan of 1996.                  / / FOR  / / AGAINST  / / ABSTAIN

  4. Approval of Monsanto Executive Stock
     Purchase Incentive Plan.                 / / FOR  / / AGAINST  / / ABSTAIN

  5. Ratification of Deloitte & Touche LLP
     as principal independent auditors for
     1996.                                    / / FOR  / / AGAINST  / / ABSTAIN
-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ``GRANT AUTHORITY'' FOR ITEM 6.

  6. In the Trustee's discretion, upon such other matters as may properly come before the meeting.

                / / GRANT AUTHORITY      / / WITHHOLD AUTHORITY

THE PROXY FOR WHICH YOUR INSTRUCTIONS ARE REQUESTED IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                         (Please sign on reverse side.)

                                APPENDIX

     1. The legend appearing at the top of the Notice of Annual Meeting of Stockholders in the EDGAR filing appears in the printed document vertically, in red along the left side of the Notice. The printed document containing this legend will be distributed only to participants in Monsanto's stock option plans and Employee Stock Purchase Plan. The legend will not appear on documents delivered to other stockholders.

     2. On printed pages 2 through 4 of the proxy statement, the blank spaces to the left of each director's biography designated by the word "[PHOTO]", contain a 1-1/8 by 1-5/16 inch black and white photograph of the respective director.

     3. The Stock Price Performance Graph on printed page 9 of the proxy statement is being transmitted in a format which can be processed by EDGAR. As instructed, a paper copy of the proxy statement containing this graph is being mailed to William L. Tolbert, Jr., Branch Chief.

     4. The bullets on printed pages 10, 13, 14, A-1 and B-1 are represented by asterisks in the EDGAR document.

     5. On printed page 19 of the proxy statement, "The Board of Directors recommends a vote "FOR" the proposed amendment to Article IV of the Certificate of Incorporation."; on printed page 23 "The Board of Directors recommends a vote "FOR" the approval of the 1996
          Plan."; on printed page 30 "The Board of Directors recommends a vote "FOR" the approval of the Plan."; and on printed page 31 "The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte as principal independent auditors for the year 1996." are in bold-faced italic type.

     6. On the back of the proxy card, "The Board of Directors recommends a vote "FOR" items 1, 2, 3, 4, and 5." is in bold-face type.

     7. On the back of the voting instruction card, "The Board of Directors recommends a vote "FOR" items 1, 2, 3, 4, and 5 and to "GRANT AUTHORITY" for item 6." and "The Board of Directors recommends a vote to "GRANT AUTHORITY" for item 6." are in bold-face type.

     8. On page 18 the sentence "Although the Company has no present agreements or commitments for the issuance of any of the additional shares that would be authorized by the amendment, management is planning to recommend to the Board of Directors at its April 26, 1996 meeting a proposal to declare a stock split in the range of four- or five-for-one (in the form of a stock dividend)." and the sentence on page 20 "An executive's per share gain upon the exercise of the option is limited to the amount of the share appreciation above the premium exercise price." are in bold-face type.